UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09025
NEW COVENANT FUNDS
(Exact name of registrant as specified in charter)
200 EAST TWELFTH STREET
JEFFERSONVILLE, IN 47130
(Address of principal executive offices) (Zip code)
BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-858-6127
Date of fiscal year end: June 30, 2006
Date of reporting period: June 30, 2006
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.
     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker that sells the Funds, or by contacting the Funds at:
New Covenant Funds
3435 Stelzer Road
Columbus, OH 43219
Telephone: 1-800-858-6127
Internet: http://www.newcovenantfunds.com
You can review and get copies of the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009 or calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov

•	Free from the Commission’s website at http://www.sec.gov.

to our shareholders
NEW COVENANT FUNDS
June 30, 2006
Dear Shareholders:
The economy generated healthy growth during the 12-month period between July 1, 2005 and June 30, 2006. Stocks posted solid returns for the year, although the market became increasingly volatile late in the period, and bonds generally retreated.
Economic growth fluctuated throughout the fiscal year 2006. The economy expanded briskly during the summer of 2005, supported by increases in corporate spending. The after-effects of Gulf Coast hurricanes, including a spike in already-high energy prices, combined with rising interest rates to restrain consumer and business spending for the rest of 2005. During the first three months of 2006, the economy expanded rapidly as energy prices retreated and a warm winter boosted home construction. Growth then slowed during the spring, due to the effects of higher interest rates and energy prices.
Oil and gasoline prices were generally high throughout the period. Economic strength around the world, particularly in the fast growing, oil-thirsty Chinese economy, increased demand for energy. Meanwhile, fears of supply disruptions, due largely to conflicts in the Middle East and Africa, caused speculators to bid up the price of crude oil. Steep oil and gasoline prices slowed the economy and led to higher prices on energy-intensive products such as food and transportation.
The Federal Reserve Board raised short-term interest rates nine times during the 12 months through June, each time by 0.25 percentage points, pushing the Federal Funds rate to 5.25% by the end of the period. Those actions continued a series of quarter-point interest-rate hikes at every Federal Reserve meeting since June of 2004. That policy was designed to combat the inflationary pressures resulting from strong economic growth and high energy prices. A new Chairman, Ben Bernanke, assumed leadership of the Federal Reserve in early 2006.
The economic environment during the 12-month period proved difficult for consumers, particularly those with lower incomes, as higher energy costs reduced disposable income and higher interest rates increased borrowing costs. Reduced consumer spending was offset by increased corporate spending. Corporations enjoyed strong balance sheets and good free cash flows, and increasingly sought ways to invest that money—in many cases by engaging in mergers and acquisitions.
Stocks posted strong gains through early May, and then pulled back amid volatile trading. The Standard & Poor’s 500 Composite Index (the “S&P 500” or the “S&P 500 Index”)1 returned 8.62% for the period as a whole, slightly lower than long-term averages.
The broad market generated gains early in the period. Stocks pulled back in early fall as investors worried that dramatically higher energy prices would weaken consumer spending, thereby undercutting economic growth and corporate profits. But the economy and profits proved resilient, and the market rallied between October and early May. The market sold off again in late spring, as investors worried that rising inflation would persuade the Federal Reserve to raise interest rates enough to slow the economy to a standstill. Stock prices were very volatile through the remainder of the period, as investors tried to weigh economic data and comments from the new Federal Reserve chairman. Stocks recovered somewhat by the end of June, as fears about inflation moderated.
Small- and mid-cap stocks and foreign equities led the way during the market’s rally, with emerging-markets stocks posting some of the strongest gains. Those leading stock categories generally fell the furthest when the market declined in late spring. Stocks in emerging markets especially suffered from the reversal of Japan’s 0% interest rate policy, which threatened to reduce growth in many Asian markets. Nevertheless, smaller stocks and foreign shares outperformed their larger, domestic counterparts for the period as a whole. Energy was the best-performing sector, as higher prices for oil and gasoline improved profits at energy firms. That trend helped value indices outperform growth indices.
Bonds declined slightly during the period. The Federal Reserve’s interest-rate increases contributed to higher yields on fixed-income securities, which led to lower prices on existing bonds. The bond market experienced a slightly inverted yield curve early in late 2005, an uncommon condition in which short-term bonds offer higher yields than longer-term bonds. That development reflected the market’s uncertainty about how the new Federal Reserve chairman would handle a difficult environment of rising inflation and potentially slower economic growth. But the yield curve subsequently flattened, and then yields rose on bonds of all term lengths. Corporate bonds and mortgage-backed securities outperformed government bonds during the period.
The New Covenant Growth Fund
The New Covenant Growth Fund gained 10.17% during the 12-month period ended June 30, 2006. That compared to an 8.62% return for the Fund’s benchmark, the S&P 500 Index.
This Fund invests the majority of its assets in a core portfolio, and adds satellite portfolios of value, growth and international stocks to provide shareholders with greater diversification. The Fund also spreads its assets among small-, mid- and large-cap shares to gain exposure to various sectors of the equity market.2
The Fund’s exposure to international stocks, including emerging-markets shares, boosted returns relative to the benchmark during the 12-month period. The Fund generally held between 13% and 15% of assets in foreign stocks, including 2% to 3% of assets in emerging markets. Those allocations helped shareholders benefit from the strong run-up in foreign shares that occurred during much of the fiscal year. The Fund’s roughly 30% allocation to small- and mid-cap stocks also improved returns against the S&P 500, as smaller stocks outperformed larger stocks. The declines in foreign shares and smaller stocks toward the end of the period decreased the magnitude of the Fund’s superior performance relative to the benchmark. 2
The New Covenant Income Fund
The New Covenant Income Fund returned -0.90% during the 12-month period ended June 30, 2006. That net return nearly matched the -0.81% return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index.3
The Fund’s Sub-Advisor held the Fund’s duration shorter than that of its benchmark throughout the period, but gradually reduced the duration gap to capture higher yields as interest rates rose. That strategy helped relative returns. The Fund’s relative performance also benefited early in the period from employing a structure known as a “barbell”, in which the portfolio emphasized bonds on either end of to our shareholders
NEW COVENANT FUNDS
June 30, 2006
the yield curve and held few intermediate-term securities. The Sub-Advisor gradually unwound that barbell structure during the period by adding intermediate-term securities. Finally, effective selection among mortgage-backed securities improved performance relative to the benchmark.2
The New Covenant Balanced Growth Fund
The New Covenant Balanced Growth Fund gained 5.93% during the 12-month period ended June 30, 2006. That compared to a 4.83% return for its benchmark, a composite index that is comprised of a 60% weighting in the S&P 500 and a 40% weighting in the Lehman Brothers Aggregate Bond Index.
The Fund held a slightly overweight stock allocation throughout the period. That positioning helped the Fund outperform its composite benchmark, as stocks outperformed bonds and the Fund’s equity allocation out-gained the S&P 500. As of June 30, 2006, the Fund held 62.1% of its assets in the New Covenant Growth Fund and 37.1% in the New Covenant Income Fund. 2
The New Covenant Balanced Income Fund
The New Covenant Balanced Income Fund gained 3.26% during the 12-month period ended June 30, 2006. That compared to a 2.47% return for its benchmark, a composite index with a 35% allocation to the S&P 500 Index and a 65% allocation to the Lehman Brothers Aggregate Bond Index.
Like the Balanced Growth Fund, the Balanced Income Fund held a slightly overweight allocation to stocks during the 12-month period. The Fund, as of June 30, 2006, held 36.8% of its assets in the New Covenant Growth Fund, with 60.8% of assets in the New Covenant Income Fund. That overweight stake in equities helped the Fund outperform its benchmark for the period, as did the strong relative performance of the New Covenant Growth Fund. 2
Thank you for your confidence in the New Covenant Funds.

George W. Rue III
Senior Vice President and Chief Investment Officer
NCF Investment Department of New Covenant Trust Company, N.A.4
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.
1	The Standard & Poor’s 500 Composite Index of stocks is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. It is not possible to invest directly in any index.

2	Portfolio composition is subject to change.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. bonds, which includes reinvestment of any earnings. It is widely used to measure the overall performance of the U.S. bond market. It is not possible to invest directly in any index.

4	A subsidiary of the Presbyterian Foundation.
Portfolio Allocation (unaudited) (subject to change)
GROWTH FUND:

Percentage of
Security Allocation	Market Value

Financials	20.1%
Information Technology	18.0%
Health Care	16.2%
Industrials	13.3%
Consumer Discretionary	12.7%
Energy	8.2%
Consumer Staples	5.9%
Telecommunication Services	2.2%
Materials	1.9%
Utilities	1.5%

Total	100.0%
BALANCED GROWTH FUND:

Percentage of
Security Allocation	Market Value

New Covenant Growth Fund	62.1%
New Covenant Income Fund	37.1%
Cash Equivalents	0.8%

Total	100.0%
INCOME FUND:

Percentage of
Security Allocation	Market Value

Government Agency/MBS	49.0%
Non-Government Agency/MBS	17.0%
Corporates	16.0%
Treasuries	11.0%
Asset Backed	5.0%
Cash	2.0%

Total	100.0%
BALANCED INCOME FUND:

Percentage of
Security Allocation	Market Value

New Covenant Income Fund	60.8%
New Covenant Growth Fund	36.8%
Cash Equivalents	2.4%

Total	100.0%

to our shareholders
June 30, 2006
Hypothetical Illustration of $10,000 Invested in
New Covenant Growth Fund*
vs.
The S&P 500 Index†

	1 Year	3 Year	5 Year	10 Year
	Return**	Return**	Return**	Return**
Growth Fund	10.17%	12.33%	2.77%	5.55%
S&P500 Index	8.62%	11.21%	2.49%	8.32%

†	The Standard & Poor’s 500 Index is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. Investors cannot invest directly in an index, although they may invest in the underlying securities.
June 30, 2006
Hypothetical Illustration of $10,000 Invested in
New Covenant Income Fund*
vs.
The Lehman Brothers Aggregate Bond Index

	1 Year	3 Year	5 Year	10 Year
	Return**	Return**	Return**	Return**
Income Fund	-0.90%	1.66%	4.45%	5.50%
Lehman Brothers Aggregate Bond Index	-0.81%	2.05%	4.97%	6.22%

††	The Lehman Brothers Aggregate Bond Index is representative of intermediate and long-term government and investment grade corporate debt securities. Investors cannot invest directly in an index, although they may invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

*	The performance information for all of the New Covenant Funds reflects performance prior to the July 1, 1999 inception date of the Funds. It represents performance records of the private pools previously managed by the Presbyterian Church (U.S.A.) Foundation, the predecessor entity to the Advisor. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds. They were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which may adversely affect performance results. The performance has been restated to reflect the total expenses of the Funds.

**	Returns shown are average annual returns, assuming reinvestment of all dividends and distributions.

to our shareholders
June 30, 2006
Hypothetical Illustration of $10,000 Invested in
New Covenant Balanced Growth Fund*
vs.
The Blended S&P 500/Aggregate Bond Index†

	1 Year	3 Year	5 Year	10 Year
	Return**	Return**	Return**	Return**
Balanced Growth Fund	5.93%	8.15%	3.76%	5.93%
Blended S&P 500/ Aggregate Bond Index	4.83%	7.57%	3.78%	7.82%

†	The Blended S&P 500/Aggregate Bond Index is a composite index composed of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in an index, although they may invest in the underlying securities.
June 30, 2006
Hypothetical Illustration of $10,000 Invested in
New Covenant Balanced Income Fund*
vs.
The Blended S&P 500/Aggregate Bond Index††

	1 Year	3 Year	5 Year	10 Year
	Return**	Return**	Return**	Return**
Balanced Income Fund	3.26%	5.54%	4.17%	5.76%
Blended S&P 500/ Aggregate Bond Index	2.47%	5.27%	4.38%	7.27%

††	The Blended S&P 500/Aggregate Bond Index is a composite index composed of 35% S&P 500 Index and 65% Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in an index, although they may invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

*	The performance information for all of the New Covenant Funds reflects performance prior to the July 1, 1999 inception date of the Funds. It represents performance records of the private pools previously managed by the Presbyterian Church (U.S.A.) Foundation, the predecessor entity to the Advisor. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds. They were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which may adversely affect performance results. The performance has been restated to reflect the total expenses of the Funds.

**	Returns shown are average annual returns, assuming reinvestment of all dividends and distributions.

portfolio of investments
NEW COVENANT GROWTH FUND
June 30, 2006

		Value
Shares		(Note 2)

COMMON STOCKS (97.4%):
	Advertising (0.9%):
333,400	Interpublic Group of Cos., Inc. (b) (L)	$2,783,890
60,600	Omnicom Group, Inc	5,398,854
7,663	PagesJaunes SA	240,519

		8,423,263

	Automotive (1.1%):
4,700	Aftermarket Technology Corp. (b) (L)	116,795
5,500	Bayerische Motoren Werke AG	274,518
29,400	BorgWarner, Inc. (L)	1,913,941
8,400	DaimlerChrysler AG	414,109
52,500	Goodyear Tire & Rubber Co. (b) (L)	582,750
90,200	Honda Motor Co. Ltd. (L)	2,870,165
26,000	NGK Spark Plug Co	523,185
80,100	Nissan Motors	875,984
15,550	Noble International, Ltd	222,676
2,100	Renault SA	225,526
5,020	Reynolds & Reynolds Co. (L)	153,963
3,300	Scania AB, Class B	149,846
31,400	Suzuki Motor Corp	679,921
14,180	Tenneco Automotive, Inc. (b)	368,680
9,900	Volkswagen AG	693,609
3,600	Volkswagen AG PFD	180,421

		10,246,089

	Banking (7.0%):
24,710	ABN AMRO Holdings NV	675,744
21,300	ABSA Group, Ltd	299,773
97,022	Akbank Turk Anonim Sirketi	464,923
77,900	Banco Bilbao Vizcaya	1,601,483
74,000	Banco Santander Central Hispano SA	1,080,430
385,191	Bank of America Corp	18,527,686
14,800	Bank of East Asia, Ltd	60,883
34,000	Bank of Yokohama, Ltd	263,255
12,100	Banque Nationale de Paris	1,157,913
16,500	Barclays Plc	187,503
125,000	BOC Hong Kong (Holdings) Ltd	244,634
3,500	Canadian Imperial Bank of Commerce	235,191
498,000	China Construction Bank (R)	227,626
22,300	City Holding Co. (L)	805,922
45,400	Comerica, Inc	2,360,346
6,409	Commerzbank AG	232,624
5,550	Credit Suisse Group	309,970
18,600	Depfa Bank Plc	309,140
2,200	Deutsche Bank AG	247,404
43,400	Doral Financial Corp. (L)	278,194
8,900	East West Bancorp, Inc. (L)	337,399
5,300	Farmers Capital Bank Corp. (L)	173,575
4,020	First Citizens Bancshares, Inc., Class A (L)	806,010
1,900	First Community Bancorp (L)	112,252
2,500	First Regional Bancorp (b) (L)	220,000
4,900	Fortis	167,077
11,241	Holcim Ltd	860,032
12,000	HSBC Holdings Plc	211,151
46,356	JPMorgan Chase & Co	1,946,952
22,392	Kookmin Bank — ADR	1,859,880
62,400	Lloyds TSB Group Plc	613,326
6,432	Macquarie Bank Ltd	329,616
13	Mitsubishi Tokyo Financial Group, Inc	181,977
132	Mizuho Financial Group, Inc	1,119,055
5,900	Peoples Bancorp Inc. (L)	176,056
1,394,500	PT Bank Mandiri	258,966
14,600	R & G Financial Corp. (L)	125,414
41,100	Royal Bank of Scotland Group Plc	1,351,379
3,600	Societe Generale	529,297
59,400	Standard Bank	641,784
14,000	Standard Chartered Plc	341,748
73,800	State Street Corporation	4,287,042
267	Sumitomo Mitsui Financial Group	2,826,509
16,500	SVB Financial Group (b) (L)	750,090
3,700	Taylor Capital Group, Inc. (L)	150,997
11,830	TriCo Bancshares (L)	323,905
49,700	Turkiye Garanti Bankasi AG	123,467
209,400	U.S. Bancorp	6,466,272
6,000	Unibanco — GDR	398,340
68,900	Wachovia Corp	3,726,112
35,400	Wells Fargo & Co	2,374,632
3,300	Wintrust Financial Corp. (L)	167,805

		63,528,761

	Broadcasting and Media (2.6%):
73,100	CBS Corp	1,977,355
17,000	CKX, Inc. (b) (L)	230,690
40,400	Clear Channel Communications, Inc	1,250,380
82,272	Comcast Corp., New Class A (b)	2,693,585
7,600	Comcast Corp., Special Class A (b)	249,128
16,140	Cumulus Media, Inc. (b) (L)	172,214
212,500	DIRECTV Group, Inc. (b)	3,506,250
15,800	E.W. Scripps Co., Class A	681,612
17,900	Entravision Communications Corp. (b)	153,403
35,200	Grupo Televisa	679,712
33,581	Liberty Global, Inc., Class A (b)	721,992
34,057	Liberty Global, Inc., Class C (b)	700,552
33,100	Liberty Media Holding Corp. — Capital (b)	2,772,787
8,300	Radio One, Inc. (b)	62,250
213,000	Time Warner, Inc	3,684,900
98,000	Viacom, Inc., Class B (b)	3,512,320
10,800	Vivendi SA	378,332

		23,427,462

	Chemicals (1.0%):
7,400	CF Industries Holdings, Inc. (L)	105,524
12,500	Dow Chemical Co	487,875
137,000	Lyondell Chemical Co	3,104,420
133,000	Mosaic Co., Inc. (b) (L)	2,081,450
16,000	Nitto Denko Corp	1,140,857
3,500	Pioneer Cos., Inc. (b) (L)	95,480
7,600	Potash Corp. of Saskatchewan, Inc	653,499
15,200	Symyx Technologies, Inc (b)	367,080
12,300	Takeda Chemical Industries	766,194
8,500	UAP Holding Corp. (L)	185,385

		8,987,764

	Commercial Services (1.5%):
16,369	Aaron Rents, Inc. (L)	439,999
162,500	Accenture Ltd	4,601,999
17,000	Apollo Group, Inc., Class A (b) (L)	878,390
27,000	Coinmach Service Corp., Class A (L)	276,750
17,790	CSG Systems International, Inc. (b)	440,125
8,980	Gevity HR, Inc. (L)	238,419
16,290	John H. Harland Co	708,615
11,400	McGrath Rentcorp (L)	317,034
65,900	Move, Inc. (b)	361,132

6	See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT GROWTH FUND
June 30, 2006

		Value
Shares		(Note 2)

	Commercial Services (cont.):
58,300	Pitney Bowes, Inc	$2,407,790
2,400	Pre-Paid Legal Services, Inc. (L)	82,800
17,500	Weight Watchers International, Inc	715,575
181,800	Xerox Corp. (b)	2,528,838

		13,997,466

	Computer Services and Software(6.0%):
16,000	Activision, Inc. (b)	182,080
24,700	Actuate Corp. (b)	99,788
81,300	Adobe Systems, Inc. (b)	2,468,268
32,900	Affiliated Computer Services Inc., Class A (b) (L)	1,697,969
4,320	ANSYS, Inc. (b) (L)	206,582
39,900	Automatic Data Processing, Inc	1,809,465
3,900	Avid Technology, Inc. (b) (L)	129,987
18,600	CalAmp Corp. (b)	165,354
432,200	Cisco Systems, Inc. (b)	8,440,867
9,200	Covansys Corp. (b) (L)	115,644
5,400	Dassault Systemes SA (b)	289,272
126,200	Dell, Inc. (b)	3,080,542
17,200	DST Systems, Inc. (b)	1,023,400
21,200	Earthlink, Inc. (b)	183,592
2,600	FactSet Research Systems, Inc	122,980
162,300	Hewlett Packard Co	5,141,664
6,900	Infosys Technologies Ltd. (L)	527,229
8,700	Infousa, Inc. (L)	89,697
11,200	InterDigital Communications Corp. (b) (L)	390,992
10,900	Intergraph Corp. (b) (L)	343,241
100,300	International Business Machines Corp	7,705,047
9,500	Jack Henry & Associates, Inc. (L)	186,770
8,190	Komag, Inc. (b) (L)	378,214
740,000	Lenovo Group Limited	245,342
22,900	Lexmark International, Inc. (b)	1,278,507
5,300	Manhattan Associates, Inc. (b)	107,537
495,300	Microsoft Corp	11,540,491
4,170	Microstrategy, Inc. (b) (L)	406,658
14,520	Parametric Technology Corp. (b)	184,549
9,300	Radyne Corp. (b) (L)	105,834
9,800	Red Hats, Inc. (b)	229,320
4,900	Renanissance Learning, Inc. (L)	66,395
6,900	Salesforce.com, Inc. (b)	183,954
3,600	SAP AG	758,965
58,100	Seagate Technology	1,315,384
19,200	Sonic Solutions (b) (L)	316,800
7,070	Sybase, Inc. (b) (L)	137,158
10,000	Sykes Enterprises, Inc. (b)	161,600
8,200	Syntel, Inc. (L)	167,772
26,800	THQ, Inc. (b) (L)	578,880
8,480	Transaction Systems Architects, Inc. (b) (L)	353,531
12,000	Trend Micro, Inc	405,249
9,700	Trident Microsystems (b)	184,106
36,130	United Online, Inc. (L)	433,560
92,700	Wind River Systems, Inc. (b) (L)	825,030

		54,765,266

	Construction and Building Materials (1.2%):
28,643	Bouygues SA	1,472,121
2,634	Brookfield Homes Corp. (L)	86,790
18,581	CRH Plc	605,533
122,700	D. R. Horton, Inc	2,922,713
1,200	Dycom Industries, Inc. (b)	25,548
12,930	Eagle Materials	614,175
4,500	Granite Construction, Inc	203,715
28,000	Jacobs Engineering Group, Inc. (b)	2,229,920
3,400	Lafarge SA	426,646
4,200	Orascom Construction Industries — GDR	255,985
1,062	Orascom Construction Industries — GDR (R)	64,728
5,400	Quanex Corp. (L)	232,578
39,063	Rinker Group Limited	475,508
18,000	Stanley Works	849,960
6,700	Titan Cement Co	314,198

		10,780,118

	Consumer Products (3.4%):
60,309	Amcor Ltd	299,207
31,000	Cintas Corp	1,232,560
55,800	Clorox Co	3,402,126
52,500	Colgate-Palmolive Company	3,144,750
16,400	Crocs, Inc. (b) (L)	412,460
4,000	Deckers Outdoor Corp. (b)	154,240
83,700	General Mills, Inc	4,323,942
9,500	Harman International Industries, Inc	811,015
15,800	Herman Miller, Inc	407,166
8,400	JAKKS Pacific, Inc. (b) (L)	168,756
74,300	Kimberly-Clark Corp	4,584,310
21,200	Knoll, Inc	389,232
6,700	L’OREAL SA	632,593
104,000	Li & Fung Ltd	210,231
8,300	Mannatech, Inc. (L)	104,663
3,800	Michelin	228,339
40,280	NIKE, Inc., Class B	3,262,680
18,000	Nikon Corp	314,646
4,600	Nintendo Co	772,703
5,400	Polo Ralph Lauren Corp	296,460
69,522	Procter & Gamble Co	3,865,423
15,000	Skechers U.S.A., Inc., Class A (b) (L)	361,650
4,820	Stanley Furniture Co., Inc. (L)	115,535
4,820	Toro Co. (L)	225,094
37,000	Toto Ltd	354,138
5,800	WD-40 Co. (L)	194,706
10,700	Wolseley Plc	236,063
8,400	Yankee Candle Co. (L)	210,084

		30,714,772

	Diversified Operations (3.1%):
59,100	3M Co	4,773,507
7,600	Acuity Brands, Inc. (L)	295,716
39,001	Brambles Industries Ltd	318,626
148,128	First Data Corp	6,671,685
332,400	General Electric Co	10,955,905
5,040	Harsco Corp	392,918
71,500	IOI Corp. Berhad	278,445
7,100	Martha Stewart Living Omnimedia, Inc., Class A (b) (L)	118,641
22,200	Mitsubishi Corp	443,806
4,100	Rofin-Sinar Technologies, Inc. (b) (L)	235,627
9,500	Shin-Etsu Chemical Co., Ltd	516,973
74,000	Sumitomo Corp	976,955
59,000	Swire Pacific Ltd., Class A	608,862
22,900	Teleflex, Inc	1,237,058

		27,824,724

See accompanying notes to financial statements.	7

portfolio of investments (continued)
NEW COVENANT GROWTH FUND
June 30, 2006

		Value
Shares		(Note 2)

	Electronics (4.4%):
2,000	Advantest Corp	$204,025
92,500	Altera Corp. (b)	1,623,375
16,500	Amkor Technology, Inc. (b) (L)	156,090
46,300	Amphenol Corp., Class A	2,590,948
62,400	Arm Holdings Plc	130,685
12,600	ASML Holding N.V. (b)	255,167
21,300	AU Optronics Corp. — ADR (L)	303,312
3,310	Bel Fuse, Inc., Class B (L)	108,601
17,200	Cree Research, Inc. (b) (L)	408,672
14,610	Diodes, Inc. (b) (L)	605,438
68,100	Emerson Electric Co	5,707,461
5,000	Fanuc Co., Ltd	449,694
298,300	Flextronics International Ltd. (b)	3,167,946
59,900	Freescale Semiconductor Inc. (b)	1,761,060
137,000	Freescale Semiconductor, Inc., Class A (b)	3,973,000
4,400	Hirose Electric Co., Ltd	535,083
57,185	Hon Hai Precision Industry Co., Ltd	706,486
7,600	Intersil Corp., Class A	176,700
800	Keyence Corp	204,514
103,500	Lam Research Corp. (b)	4,825,170
72,700	Lattice Semiconductor Corp. (b)	449,286
8,200	LoJack Corp. (b) (L)	154,652
13,900	MEMC Electronic Materials, Inc. (b)	521,250
50,400	Microchip Technology, Inc	1,690,920
9,970	MTS Systems Corp. (L)	393,915
7,100	Multi-Fineline Electronix, Inc. (b) (L)	235,649
27,000	Nippon Electric Glass Co., Ltd	542,126
44	Nippon Telegraph & Telephone Corp	215,958
17,100	Novellus Systems, Inc. (b)	422,370
10,700	OmniVision Technologies, Inc. (b) (L)	225,984
5,900	Photronics, Inc. (b) (L)	87,320
38,800	Pixelworks, Inc. (b) (L)	105,924
10,700	PortalPlayer, Inc. (b) (L)	104,967
4,600	Rohm Co., Ltd	411,706
5,154	Samsung Electornics — GDR	1,619,645
8,200	Sony Corp	362,292
28,400	Synopsis, Inc. (b)	533,068
109,817	Taiwan Semiconductor — ADR (L)	1,008,116
51,600	Teradyne, Inc. (b)	718,788
12,300	Tokyo Electron Ltd	860,892
28,000	Toshiba Corp	182,992
13,900	TTM Technologies, Inc. (b) (L)	201,133
12,500	Ushio, Inc	264,108
2,600	Yamada Denki Co., Ltd	265,459

		39,471,947

	Energy (3.0%):
153,200	AES Corp. (b)	2,826,540
127,800	El Paso Corp	1,917,000
1,900	Energy Conversion Devices, Inc. (b) (L)	69,217
14,360	Energy Partners Ltd. (b) (L)	272,122
39,474	Exelon Corp	2,243,307
2,900	Headwaters, Inc. (b) (L)	74,124
11,900	Iberdrola SA	409,715
17,100	Kansai Electric Power, Inc	382,992
6,990	Korea Electric Power Corp	132,530
7,300	Maverick Tube Corp. (b) (L)	461,287
17,900	Oklahoma Gas & Electric Co. (L)	627,037
24,400	Pepco Holdings, Inc. (L)	575,352
63,600	PG&E Corp. (L)	2,498,208
2,900	RAO Unified Energy System (UES) — GDR	200,390
3,800	Reliance Energy Ltd.-GDR	117,800
7,102	Reliance Energy Ventures Ltd. — GDR (R)(b)(c)(d)	9,434
7,102	Reliance Natural Resources Ltd. — GDR (R)(b)(c)(d)	5,560
11,000	Scottish & Southern Energy Plc	234,138
14,400	Tokyo Electric Power Co	398,110
22,000	Tokyo Gas Ltd	103,745
40,600	TXU Corp	2,427,474
4,600	UIL Holdings Corporation (L)	258,934
75,800	Valero Energy	5,042,216
3,100	Veba AG	356,700
7,200	VeraSun Energy Corp. (b) (L)	188,928
14,030	Westar Energy, Inc. (L)	295,332
82,000	Williams Co., Inc	1,915,520
156,400	Xcel Energy, Inc. (L)	2,999,752

		27,043,464

	Entertainment and Leisure (1.1%):
3,900	Ambassadors Group, Inc. (L)	112,632
11,900	Bally Total Fitness Holding Corp. (b) (L)	80,682
6,200	Carnival Plc	252,586
23,800	Regal Entertainment Group (L)	483,616
299,500	Walt Disney Co	8,985,000

		9,914,516

	Financial Services (7.0%):
8,400	Accredited Home Lenders (b) (L)	401,604
12,110	Advanta, Class B (L)	435,355
5,800	Affiliated Managers Group, Inc. (b) (L)	503,962
5,760	American Capital Strategies (L)	192,845
3,500	BlackRock, Inc., Class A (L)	487,095
7,100	Calamos Asset Management (L)	205,829
105,246	CapitalSource, Inc. (L)	2,469,071
298,276	Citigroup, Inc	14,388,834
111,800	Commerce Assets Holdings	181,157
9,420	CompuCredit Corp. (b) (L)	362,105
122,798	Countrywide Credit Industries, Inc	4,676,148
56,100	E*TRADE Financial Corp. (b)	1,280,202
7,800	eFunds Corp. (b) (L)	171,990
59,300	Federal Home Loan Mortgage Corp	3,380,693
45,000	Fubon Financial Holding Co., Ltd. — GDR (R)	389,165
39,960	Goldman Sachs Group, Inc	6,011,183
7,800	Greenhill & Co., Inc. (L)	473,928
28,900	HBOS Plc	502,376
5,300	Huron Consulting Group, Inc. (b)	185,977
30,879	ING Groep NV	1,213,178
16,600	Jefferies Group, Inc. (L)	491,858
82,200	Lehman Brothers Holdings, Inc	5,355,330
5,200	MainSource Financial Group, Inc. (L)	90,636
60,800	MBIA, Inc. (L)	3,559,840
62,100	Merrill Lynch & Co	4,319,676
52,600	Morgan Stanley Dean Witter & Co	3,324,846
3,900	Morningstar, Inc. (b)	161,772
7,040	ORIX Corp	1,721,505
52,700	Paychex, Inc	2,054,246
24,700	PNC Financial Services Group	1,733,199
7,102	Reliance Capital Ventures Ltd. -GDR (R)(b)(c)(d)	6,814
10,200	SEI Investments Co	498,576
4,980	Shinhan Financial Group Co., Ltd	233,667
10,500	SWS Group, Inc. (L)	253,260

8	See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT GROWTH FUND
June 30, 2006

		Value
Shares		(Note 2)

	Financial Services (cont.):
7,000	The First Marblehead Corp. (L)	398,580
4,800	Triad Guaranty, Inc. (b) (L)	$234,624
8,305	UBS AG	908,688
11,600	Waddell & Reed Financial, Inc	238,496

		63,498,310

	Food and Beverages (3.4%):
31,900	Aramark Corp	1,056,209
20,000	Cadbury Schweppes Plc	192,880
8,000	Coca-Cola Co	344,160
4,700	Groupe Danone	596,987
62,100	Hormel Foods Corp	2,306,394
9,741	Koninklijke Numico NV	437,004
87,800	Kraft Foods, Inc., Class A (L)	2,713,020
100	Lindt & Spruengli AG	197,518
5,596	Nestle SA	1,754,604
100,000	Pepsi Bottling Group, Inc	3,215,000
45,300	PepsiAmericas, Inc	1,001,583
127,500	PepsiCo, Inc	7,655,101
12,100	Pyaterochka Holding NV — GDR (b)	201,465
20,700	Ruddick Corp. (L)	507,357
83,560	SUPERVALU, Inc	2,565,292
52,300	Sysco Corp	1,598,288
151,500	Unilever NV — ADR	3,416,325
16,250	Unilever Plc	365,418
25,108	Woolworths Ltd	375,751

		30,500,356

	Forest and Paper Products (0.5%):
27,800	Abitibi-Consolidated, Inc	75,264
6,300	Bowater, Inc	143,325
14,284	Norske Skogsindustrier Asa	209,542
3,200	Universal Forest Products, Inc. (L)	200,736
11,100	UPM-Kymmene Oyj	239,123
63,400	Weyerhaeuser Co	3,946,650

		4,814,640

	Health Services (2.9%):
14,900	Candela Corp. (b)	236,314
41,450	Coventry Health Care, Inc. (b)	2,277,263
31,900	Express Scripts, Inc., Class A (b)	2,288,506
68,700	Health Management Associates, Inc., Class A (L)	1,354,077
24,800	Healthspring, Inc. (b) (L)	465,000
40,800	Magellan Health Services, Inc. (b) (L)	1,848,648
82,700	McKesson Corp	3,910,056
4,700	Molina Heathcare Inc. (b) (L)	178,835
5,500	Odyssey HealthCare, Inc. (b) (L)	96,635
3,000	Pediatrix Medical Group, Inc. (b) (L)	135,900
40,800	Quest Diagnostics, Inc	2,444,736
44,200	Stryker Corp	1,861,262
129,320	UnitedHealth Group, Inc	5,790,950
11,300	Universal Health Services, Inc, Class B	567,938
46,000	Varian Medical Systems, Inc. (b)	2,178,100
4,300	WellCare Health Plans, Inc. (b) (L)	210,915

		25,845,135

	Hotels and Other Lodging Places (0.2%):
7,100	Accor SA	431,989
6,400	Four Seasons Hotels, Inc. (L)	393,216
24,600	Lodgian, Inc. (b) (L)	350,550
156,000	Shangri-La Asia Ltd	300,282
23,400	Strategic Hotel Capital, Inc	485,316

		1,961,353

	Insurance (7.6%):
56,000	Ace Ltd	2,833,040
22,764	Aegon NV	389,116
175,100	Aetna, Inc	6,991,742
43,500	AFLAC, Inc	2,016,225
3,100	Allianz AG	489,273
69,679	American International Group, Inc	4,114,545
78,900	Aon Corp	2,747,298
48,590	Arch Capital Group Ltd. (b)	2,889,161
9,500	Aspen Insurance Holdings Ltd. (L)	221,255
74,900	Assurant, Inc	3,625,160
22,300	Axis Capital Holdings Ltd	638,003
26	Berkshire Hathaway, Inc., Class A (b)	2,383,134
9,300	Bristol West Holdings, Inc. (L)	148,800
7,900	China Life Insurance Co. — ADR	500,070
49,000	Chubb Corp	2,445,100
39,600	CIGNA Corp	3,900,996
1,200	Everest Re Group, Ltd	103,884
2,700	FPIC Insurance Group, Inc. (b) (L)	104,625
92,200	Genworth Financial, Inc., Class A	3,212,248
57,800	Hartford Financial Services Group, Inc	4,889,880
54,200	Insurance Australia Group Ltd	215,361
3,400	LandAmerica Financial Group, Inc. (L)	219,640
108,200	Marsh & McLennan Cos., Inc	2,909,498
72,240	MetLife, Inc	3,699,410
33	Millea Holdings, Inc	614,961
15,000	Mitsui Marine And Fire	188,583
61,700	Promina Group Ltd	257,534
16,303	QBE Insurance Group Ltd	248,219
62,500	Reinsurance Group of America, Inc. (L)	3,071,875
2,000	Samsung Fire & Marine Insurance Co., Ltd.	268,874
3,360	Selective Insurance Group, Inc. (L)	187,723
94,739	St. Paul Cos., Inc	4,223,465
9,993	Swiss Re	697,233
156,000	UnumProvident Corp. (L)	2,828,280
58,100	Wellpoint, Inc. (b)	4,227,937
39,300	Yasuda F & M Insurance	550,131

		69,052,279

	Internet Services (1.1%):
9,000	Checkfree Corp. (b) (L)	446,040
6,200	Click Commerce, Inc. (b) (L)	122,326
61,800	CNET Networks, Inc. (b)	493,164
4,300	Digital River, Inc. (b) (L)	173,677
2,600	Google, Inc., Class A (b)	1,090,258
7,500	InfoSpace, Inc. (b) (L)	170,025
15,400	Ipass, Inc. (b) (L)	86,240
7,700	j2 Global Communications, Inc. (b) (L)	240,394
14,400	Openwave Systems, Inc. (b) (L)	166,176
7,600	Packeteer, Inc. (b) (L)	86,184
29,500	Silicon Image, Inc. (b)	318,010
59,700	Softbank Corp	1,339,724
315,112	Symantec Corp. (b)	4,896,841
6,200	Websense, Inc. (b) (L)	127,348
708	Yahoo Japan Corp	375,370

		10,131,777

	Machinery and Equipment (1.6%):
6,200	Albany International Corp., Class A (L)	262,818
13,300	Atlas Copca AB, A Shares	369,373
3,400	Cascade Corp	134,470
79,100	Caterpillar, Inc	5,891,367

See accompanying notes to financial statements.	9

portfolio of investments (continued)
NEW COVENANT GROWTH FUND
June 30, 2006

		Value
Shares		(Note 2)

	Machinery and Equipment (cont.):
53,400	Fastenal Co	$2,151,486
10,650	Graco, Inc. (L)	489,687
7,600	Lennox International, Inc	201,248
4,000	NIDEC Corp	286,964
11,200	Schneider SA	1,167,010
3,900	SMC Corp	552,415
20,200	Whirlpool Corp	1,669,530
35,100	Zebra Technologies Corp., Class A (b)	1,199,016

		14,375,384

	Manufacturing (1.7%):
7,000	A.O. Smith Corp. (L)	324,520
10,950	Applied Industrial Tech, Inc	266,195
5,000	Arcelor (L)	241,252
12,000	Arctic Cat, Inc. (L)	234,120
13,100	Assa Abloy AB, Class B	220,110
1,300	Chaparral Steel Co. (b)	93,626
1,800	FEI Co. (b)	40,824
7,500	Goodman Global, Inc.. (b)	113,850
3,200	Greif Inc., Class A (L)	239,872
70,600	Gujarat Ambuja Cements Ltd. — GDR (R)	152,503
31,030	Hankook Tire Co., Ltd	364,809
23,800	Identix, Inc. (b) (L)	166,362
33,400	Illinois Tool Works, Inc	1,586,500
90,100	Ingersoll-Rand Co	3,854,477
10,000	Kao Corp	262,030
5,600	Lancaster Colony Corp. (L)	221,032
7,000	LSI Industries, Inc. (L)	118,930
72,000	Mitsubishi Heavy Industries Ltd	311,181
1,800	NACCO Industries, Inc. (L)	247,338
6,400	Nordson Corp. (L)	314,752
46,800	Parker Hannifin Corp	3,631,680
10,200	Siemens AG	887,416
68,100	Skyworks Solutions, Inc. (b) (L)	375,231
4,800	Standex International Corp. (L)	145,680
95,000	Sumitomo Metal Industries, Ltd	392,301
5,200	Sun Hydraulics Corp. (L)	108,056
4,300	Tennant Co. (L)	216,204
4,500	Tokyo Seimitsu Co., Ltd	233,858

		15,364,709

	Medical Products (4.7%):
12,400	Affymetrix, Inc. (b) (L)	317,440
9,300	Alcon, Inc	916,515
5,800	Alkermes, Inc. (b)	109,736
92,000	Amgen, Inc. (b)	6,001,161
15,650	Applera Corp.-Celera Genomics Group (b)	202,668
97,600	Baxter International, Inc	3,587,776
35,400	Beckman Coulter, Inc	1,966,470
36,500	Biomet, Inc	1,142,085
4,400	Biosite, Inc. (b)	200,904
226,600	Boston Scientific Corp. (b)	3,815,944
13,700	C. R. Bard, Inc	1,003,662
34,700	Depomed, Inc. (b) (L)	203,689
20,110	Exelixis, Inc. (b) (L)	202,106
27,864	Genzyme Corp. (b)	1,701,097
6,600	Hoya Corp	235,013
88,900	Johnson & Johnson, Inc	5,326,888
68,200	Kinetic Concepts, Inc. (b)	3,011,030
27,500	Laboratory Corp. of America Holdings (b)	1,711,325
3,940	Landauer, Inc. (L)	188,726
4,100	Medical Action Industries Inc. (b)	90,569
32,400	Medtronic, Inc	1,520,208
4,000	Meridian Bioscience, Inc. (L)	99,800
4,226	Metabasis Therapeutics, Inc. (b)	32,244
3,300	Palomar Medical Technologies, Inc. (b) (L)	150,579
27,000	Patterson Co., Inc. (b) (L)	943,110
10,200	Quidel Corp. (b) (L)	96,900
3,700	Replidyne, Inc. (b)	38,406
28,400	Sanofi-Synthelabo SA	2,770,395
32,000	Smith & Nephew Plc	246,472
26,600	Telik, Inc. (b) (L)	438,900
72,100	Vertex Pharmaceuticals, Inc. (b) (L)	2,646,791
20,380	Zeneca Group Plc	1,230,149

		42,148,758

	Metals and Mining (1.7%):
21,200	Alcan, Inc	995,128
31,100	Alcoa, Inc	1,006,396
5,600	AngloGold Ashanti Ltd. — ADR	269,472
10,800	Barrick Gold Corp	319,680
35,700	Cameco Corp	1,427,936
1,090	Carpenter Technology Corp. (L)	125,895
6,400	Cleveland-Cliffs, Inc. (L)	507,456
20,080	Commercial Metals Co	516,056
59,500	Freeport-McMoran Copper & Gold, Inc., Class B (L)	3,296,895
3,200	GMK Norilsk Nickel (L)	416,000
40,903	Harmony Gold Mining Co., Ltd. (b)	654,866
13,800	Harmony Gold Mining Co., Ltd. — ADR (b) (L)	224,802
6,500	Mueller Industries, Inc. (L)	214,695
5,110	NS Group, Inc. (b) (L)	281,459
3,900	Polyus Gold — ADR (b)	167,700
23,900	Repsol YPF SA	684,149
13,700	Rio Tinto Plc	724,333
4,500	Ryerson, Inc. (L)	121,500
31,500	Southern Copper Corp. (L)	2,807,595
7,600	Xstrata Plc	288,118

		15,050,131

	Oil and Gas (7.2%):
17,700	Canadian Natural Resources	982,590
144,792	ChevronTexaco Corp	8,985,792
333,000	CNOOC Ltd	265,827
116,038	ConocoPhillips	7,603,970
2,300	Delek US Holdings, Inc. (b)	34,960
62,380	Devon Energy Corp	3,768,376
5,350	Eni SpA	157,524
29,300	EXCO Resources, Inc. (b)	334,020
220,800	Exxon Mobil Corp	13,546,080
13,800	Frontier Oil Corp. (L)	447,120
3,500	Giant Industries, Inc. (b)	232,925
9,700	Global Industries Ltd. (b)	161,990
5,000	Holly Corp	241,000
1,967	Hugoton Royalty Trust (L)	58,420
2,421	L’Air Liquide	471,424
2,900	Lone Star Technologies, Inc. (b)	156,658
22,300	Marathon Oil Corp	1,857,590
29,400	Meridian Resource Corp. (b)	102,900
8,200	Neste Oil OYJ	288,720
138,200	NiSource, Inc	3,018,288
5,400	OAO Gazprom — ADR	227,070
See accompanying notes to financial statements.

portfolio of investments (continued )
NEW COVENANT GROWTH FUND
June 30, 2006

		Value
Shares		(Note 2)

	Oil and Gas (cont.):
55,000	Occidental Petroleum Corporation	$5,640,250
23,200	Parker Drilling Co. (b) (L)	166,576
6,400	Patterson-UTI Energy, Inc	181,184
234,000	PetroChina Co. Ltd	250,068
5,300	Petroleo Brasileiro SA — ADR	473,343
4,000	Petroleo Brasileiro SA — ADR	319,360
1,800	Range Resources Corp. (L)	48,942
7,102	Reliance Industries Ltd. — GDR (b) (c)	326,979
3,400	Remington Oil & Gas Corp. (b)	149,498
54,000	Royal Dutch Shell — ADR	3,616,920
69,896	Royal Dutch Shell, A Shares	2,350,211
61,100	Sasol Ltd	2,357,683
19,000	SeaDrill Ltd. (b)	250,470
5,100	St. Mary Land & Exploration Co. (L)	205,275
7,260	Stone Energy Corp. (b)	337,953
5,900	Suncor Energy, Inc	479,408
21,700	Sunoco, Inc	1,503,593
7,900	Swift Energy Co. (b) (L)	339,147
10,400	Total SA	684,097
6,300	Trico Marine Services, Inc. (b)	214,200
7,033	Tupras-Turkiye Petrol Rafinerileri A.S	117,512
1,800	Ultra Petroleum Corp. (b)	106,686
6,000	W&T Offshore, Inc. (L)	233,340
33,000	XTO Energy, Inc	1,460,910

		64,756,849

	Pharmaceuticals (5.5%):
146,500	Abbott Laboratories	6,388,864
3,500	Altana AG	195,367
54,800	Amylin Pharmaceuticals (b) (L)	2,705,476
15,000	Array Biopharma, Inc. (b) (L)	129,000
15,970	Astrazeneca Plc	963,558
34,900	Barr Pharmaceuticals, Inc. (b)	1,664,381
9,300	Bayer AG	427,802
67,000	Cardinal Health, Inc	4,310,110
40,240	Cephalon, Inc. (b) (L)	2,418,424
26,300	Cubist Pharmaceuticals, Inc. (b) (L)	662,234
41,550	CV Therapeutics, Inc. (b) (L)	580,454
10,000	Daiichi Sankyo Co., Ltd	275,591
44,100	Dendreon Corp. (b) (L)	213,444
12,460	Encysive Pharmaceuticals, Inc. (b)	86,348
19,000	Endo Pharmaceuticals Holdings, Inc. (b)	626,620
101,600	Forest Laboratories, Inc. (b)	3,930,904
16,200	Human Genome Sciences, Inc. (b)	173,340
26,000	ICOS Corp. (b) (L)	571,740
98,600	IMS Health, Inc. (L)	2,647,410
48,800	Incyte Pharmaceutical, Inc. (b) (L)	224,480
2,800	Kos Pharmaceuticals, Inc. (b) (L)	105,336
89,800	Medarex, Inc. (b) (L)	862,978
38,300	Merck & Co. Inc	1,395,269
118,900	Millennium Pharmaceuticals, Inc. (b)	1,185,433
13,300	Neurogen Corp. (b) (L)	68,096
40,301	Novartis AG	2,178,432
4,100	Novo Nordisk A/S, Class B	261,131
19,080	NPS Pharmaceuticals, Inc. (b) (L)	93,110
236,915	Pfizer, Inc	5,560,395
28,460	Regeneron Pharmaceuticals, Inc. (b) (L)	364,857
27,500	Rigel Pharmaceuticals, Inc. (b) (L)	267,575
4,067	Roche Holding AG	671,136
16,600	Teva Pharmaceutical Industries (b)	524,394
3,300	Teva Pharmaceutical SP — ADR	104,247
6,200	Trimeris, Inc. (b) (L)	71,238
6,100	UCB SA	329,890
100,400	Watson Pharmaceutical, Inc. (b) (L)	2,337,312
86,800	Wyeth	3,854,788
18,280	Zymogenetics, Inc. (b)(L)	346,772

		49,777,936

	Printing and Publishing (0.5%):
5,570	Advo, Inc. (L)	137,078
19,800	Journal Register Co. (L)	177,408
69,600	McGraw-Hill Companies,Inc	3,496,007
13,700	Pearson plc	186,594
40,200	Reed International plc	405,903
15,900	Trinity Mirror plc	143,490
38,800	Yell Group plc	367,012

		4,913,492

	Real Estate (0.7%):
171,000	Amoy Properties Ltd	306,037
19,060	Anthracite Capital, Inc.(L)	231,770
12,290	Arbor Realty Trust, Inc	307,865
36,500	Ashford Hospitality Trust (L)	460,630
9,000	Diamondrock Hospitality Co	133,290
33,900	GMH Communities Trust (L)	446,802
51,000	Hang Lung Group, Ltd	110,317
14,600	Hersha Hospitality Trust	135,634
5,100	Highwoods Properties, Inc. (L)	184,518
24,600	Impac Mortgage Holdings, Inc. (L)	275,028
35,090	IndyMac Mortgage Holdings, Inc	1,608,876
6,500	Meritage Homes Corp. (b) (L)	307,125
39,000	Mitsubishi Estate Co	829,134
3,500	Sovran Self Storage,Inc. (L)	177,765
10,000	Sumitomo Realty & Development Co., Ltd	246,719
26,000	Sun Hung Kai Properties	265,132
8,375	Technical Olympic USA (L)	120,265
34,900	Trustreet Properties,Inc. (L)	460,331

		6,607,238

	Restaurants (0.9%):
2,600	CBRL Group, Inc. (L)	88,192
48,300	Cheesecake Factory, Inc.(b)	1,301,685
39,600	Darden Restaurants, Inc	1,560,240
87,900	McDonald’s Corp	2,953,440
7,800	P.F. Chang’s China Bistro, Inc. (b) (L)	296,556
4,800	Panera Bread Co., Class A (b)	322,752
38,900	YUM! Brands, Inc	1,955,503

		8,478,368

	Retail (3.2%):
5,200	AnnTaylor Stores Corp.(b)	225,576
1,000	Arden Group, Inc., Class A (L)	113,170
73,820	Barnes & Noble, Inc	2,694,430
48,300	Bed Bath & Beyond, Inc.(b)	1,602,111
3,000	Blair Corp. (L)	89,250
6,100	Bon-Ton Stores, Inc. (L)	133,468
5,800	Brown Shoe Co., Inc	197,664
3,200	Building Materials Holding Corp. (L)	89,184
22,405	Cato Corp. (L)	579,169
4,900	Cawachi, Ltd	168,478
1,900	Circuit City Stores, Inc	51,718
75,090	Claire’s Stores, Inc	1,915,546
1,600	Columbia Sportswear Co. (b) (L)	72,416
See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT GROWTH FUND
June 30, 2006

		Value
Shares		(Note 2)

	Retail (cont.):
6,200	CONN’S, Inc. (b) (L)	$164,610
54,900	Dillard’s, Inc., Class A (L)	1,748,565
92,000	Dollar General Corp	1,286,160
79,300	DSW, Inc. (b) (L)	2,888,106
6,900	Furniture Brands International, Inc. (L)	143,796
1,000	GameStop Corp. (b)	42,000
5,700	Genesco, Inc. (b)	193,059
5,900	Ingles Markets, Inc., Class A (L)	100,300
1,300	J. Crew Group, Inc. (b)	35,685
34,100	Jusco Ltd	748,828
55,300	Kesa Electricals Plc	295,547
61,200	Kingfisher Plc	269,925
6,703	Lotte Shopping Co. — GDR (R) (b)	128,429
20,500	Massmart Holdings Ltd	135,196
81,120	Office Depot, Inc. (b)	3,082,559
3,900	Pantry, Inc. (b)	224,406
68,800	Quiksilver, Inc. (b) (L)	837,984
8,250	Select Comfort Corp. (b) (L)	189,503
5,000	Shimamura Co., Ltd	548,556
640	Shinsegae Co., Ltd	320,540
4,300	Shoe Carnival, Inc. (b) (L)	102,598
6,500	Smart & Final, Inc. (b) (L)	109,460
18,000	Stride Rite Corp	237,420
1,900	Talbots, Inc. (L)	35,055
3,900	Tractor Supply Co. (b)	215,553
28,900	Wal-Mart Stores, Inc	1,392,113
43,000	Walgreen Co	1,928,120
314,712	Walmart De Mexico SA	884,156
14,500	Weis Markets, Inc. (L)	597,400
15,900	Wet Seal, Inc., Class A (b)	77,592
33,800	Whole Foods Market, Inc	2,184,832

		29,080,233

	Technology (1.0%):
29,900	Aquantive, Inc. (b)	757,367
55,100	Brooks Automation, Inc. (b)	650,180
5,250	Canon, Inc	257,677
5,100	CommScope, Inc. (b) (L)	160,242
37,000	Eresearch Technology, Inc. (b) (L)	336,700
13,800	Hitachi High Technology Corp	420,157
7,700	Hutchinson Technology, Inc. (b) (L)	166,551
114,090	Intel Corp	2,162,006
2,800	Kronos, Inc. (b) (L)	101,388
41,200	Linear Technology Corp	1,379,788
133,300	RF Micro Devices, Inc. (b) (L)	795,801
74,000	Western Digital Corp. (b) (L)	1,465,940

		8,653,797

Shares or
Principal Amount

	Telecommunications (5.7%):
6,100	Adtran, Inc. (L)	136,823
46,300	America Movil	1,539,938
237,700	AT&T, Inc	6,629,453
101,300	Avaya, Inc. (b)	1,156,846
94,300	BellSouth Corp	3,413,660
59,900	CenturyTel, Inc	2,225,285
27,500	Consolidated Communications Holdings, Inc.	457,325
216,400	Corning, Inc. (b)	5,234,716
9,694	Embarq Corp. (b)	397,357
78,700	Koninklijke (Royal) KPN NV	884,428
24,100	Korea Telecom Corp	516,945
163,700	Motorola, Inc	3,298,555
44,900	Nokia Oyj — Class A	916,174
9,400	Nokia Oyj ADR	190,444
84,900	Polycom, Inc. (b)	1,861,008
30,430	Premiere Global Services, Inc. (b) (L)	229,747
1,705,500	PT Telekomunikasi Indonesia	1,353,425
169,030	Qualcomm, Inc	6,773,032
296,200	Qwest Communications International, Inc.(b)	2,396,258
7,102	Reliance Communication Ventures Ltd. -GDR (R)(b)(c)(d)	69,409
398,500	Singapore Telecommunications Ltd. (R)	640,221
17,000	Societe Europeenne Satellite	241,252
373,681	Sprint Corp	7,469,884
1,214	Swisscom AG	398,983
6,300	Syniverse Holdings, Inc. (b)	92,610
100,000	Telefonaktiebolaget LM Ericsson	330,491
23,903	Telefonica De Espana	397,889
4,360	Telekom Austria AG	97,047
24,939	Telstra Corp., Ltd	68,162
6,600	Tim Participacoes SA — ADR	181,830
1,118,268	Vodafone Group plc	2,383,364

		51,982,561

	Transportation (3.1%):
3,840	Alexander & Baldwin (L)	169,997
14,390	Arkansas Best Corp. (L)	722,522
66,400	Con-way, Inc	3,846,552
22,700	CSX Corp	1,598,988
15,800	Deutsche Post AG	424,406
42,800	Expeditors International of Washington,Inc.	2,397,228
12,500	Fedex Corp	1,460,750
3,800	Grupo Aeroportuario del Pacifico SA de CV — ADR	121,030
42,000	Hankyu Holdings, Inc	205,774
188,000	JetBlue Airways Corp. (b) (L)	2,282,320
42,000	Odakyu Electric Railway Co., Ltd	271,181
8,100	Pacer International, Inc. (L)	263,898
161,148	Qantas Airways, Ltd	354,266
27,850	Ryder System, Inc	1,627,276
212,000	Southwest Airlines Co	3,470,440
41,000	Tokyu Corp	239,615
67,900	United Parcel Service, Inc	5,590,207
8,300	Veolia Environnement	428,811
103,800	Werner Enterprises, Inc. (L)	2,104,026
35,000	Yamato Transport	621,610

		28,200,897

	Waste Management (0.9%):
5,200	Waste Industries USA, Inc	117,936
231,900	Waste Management, Inc	8,320,572

		8,438,508

	Total Common Stocks	882,758,323

EXCHANGE TRADED FUNDS (0.4%):
54,100	iShares Russell 1000 Index Fund	3,737,228

	Total Exchange Traded Funds	3,737,228

CASH EQUIVALENTS (2.3%):
$20,926,143	JP Morgan Cash Trade Execution	20,926,143

	Total Cash Equivalents	20,926,143

See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT GROWTH FUND
June 30, 2006

		Value
Principal Amount		(Note 2)

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (13.2%):
$4,831,886	Bear Stearns Asset Backed Securities, Series 2006-HE5, Class A1, 5.37%, 7/25/06	$4,831,886
7,000,000	BNP Paribas Repurchase Agreement, 5.36%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $7,003,128, collateralized by various corporate bonds, fair value $7,350,000)	7,000,000
2,000,000	Cantor Fitzgerald & Co. Repurchase Agreement, 5.36%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $2,000,894, collateralized by various corporate bonds, fair value $2,100,000)	2,000,000
5,998,020	CC USA, Inc. MTN, 5.38%, 7/3/06	5,998,020
6,000,000	Citigroup Global Markets, Inc. Repurchase Agreement, 5.36%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $6,002,681, collateralized by various corporate bonds, fair value $6,300,000)	6,000,000
5,000,000	Citigroup, Inc. MTN, 5.41%, 7/3/06	5,000,000
5,000,000	Goldman Sachs Asset Allocation, Series 2006-11, 5.44%, 7/25/06	5,000,000
5,000,000	Goldman Sachs Group, Inc. MTN, 5.42%, 7/3/06	5,000,000
4,997,500	K2 (USA) LLC MTN, 5.38%, 7/3/06	4,997,500
10,793,000	Lehman Brothers Repurchase Agreement, 5.46%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $10,797,913, collateralized by various corporate bonds, fair value $11,332,650)	10,793,000
57,000	Lehman Brothers Repurchase Agreement, 5.46%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $57,026, collateralized by various corporate bonds, fair value $59,850)	57,000
12,000,000	Lehman Holdings MTN, 5.43%, 7/3/06	12,000,000
3,999,575	Liberty Lighthouse US Capital MTN, 5.33%, 7/3/06	3,999,575
7,051,889	Merrill Lynch & Co. MTN, 5.35%, 7/3/06	7,051,889
19,000,000	Merrill Lynch Repurchase Agreement, 5.37%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $19,008,506, collateralized by various corporate bonds, fair value $19,950,000)	19,000,000
5,000,000	Monumental Global Funding II MTN, 5.47%, 7/3/06	5,000,000
5,327,878	Morgan Stanley Repurchase Agreement, 5.25%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $5,330,209, collateralized by various corporate bonds, fair value $5,434,436)	5,327,878
3,300	Morgan Stanley Repurchase Agreement, 5.44%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $3,302, collateralized by various corporate bonds, fair value $3,465)	3,300
496,700	Morgan Stanley Repurchase Agreement, 5.44%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $496,925, collateralized by various corporate bonds, fair value $521,535)	496,700
5,000,000	United of Omaha Life Insurance Funding Agreement, 5.19%, 7/3/06	5,000,000
4,999,040	Wachovia Bank NA Bank Note, 5.37%, 7/3/06	4,999,040

	Total Investments Held As Collateral For Loaned Securities	119,555,788

TOTAL INVESTMENTS (Cost $918,475,445) (a)		$1,026,977,482

Percentages indicated are based on net assets of $906,009,632.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing security.

(c)	Fair valued security.

(d)	Illiquid security.

(L)	A portion or all of the security is on loan.

(R)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified buyers. The Advisor, using procedures approved by the Board of Trustees, has deemed these securities to be liquid except for those noted as illiquid above.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

MTN	Medium Term Note
Growth Fund Foreign Currency Contracts as of June 30, 2006:

		Contract Amount	Contract Value	Current Value	Unrealized Appreciation/
	Delivery Date	(Local Currency)	U.S. Dollar	U.S. Dollar	(Depreciation)

Australian Dollar	7/3/2006	17,440	$12,714	$12,952	$238
Short Contracts	7/5/2006	9,255	6,832	6,873	(41)

Euro	7/3/2006	35,016	43,965	44,778	(813)
Short Contracts	7/5/2006	103,736	132,658	132,675	(17)

JapaneseYen	7/3/2006	3,462,407	29,753	30,307	(554)
Short Contracts	7/5/2006	3,459,564	29,855	30,291	(436)
	7/5/2006	5,036,582	44,026	44,099	(73)

Swedish Krone	7/3/2006	460,183	62,642	63,920	(1,278)
Short Contracts	7/4/2006	18,573	2,526	2,580	(54)

Turkish Lira	7/3/2006	105,794	66,018	66,624	606
Short Contracts	7/3/2006	29,835	18,841	18,789	(52)

See accompanying notes to financial statements.	13

portfolio of investments
NEW COVENANT INCOME FUND
June 30, 2006

Principal		Value
Amount		(Note 2)

ASSET BACKED SECURITIES (3.4%):
$3,310,000	Bank of America Commercial Mortgage, Inc., 5.30%, 6/10/39, *	$3,220,971
575,000	Lehman XS Trust, 5.11%, 7/25/35, 2005-1 3A3A *	533,077
565,000	Lehman XS Trust, 5.76%, 11/25/35, 2005-6 3A3A *	535,755
4,860,000	Master Asset Backed Securities Trust, 5.23%, 11/25/35, *	4,770,739
433,891	Residential Asset Mortgage Products, Inc., 4.00%, 1/25/30	432,267
2,895,000	Residential Asset Mortgage Products, Inc., 5.46%, 5/25/32	2,876,525
5,459,030	Residential Asset Mortgage Products, Inc., 5.57%, 6/25/32, Series 2002-RS3, Class A15	5,425,836

	Total Asset Backed Securities	17,795,170

CORPORATE BONDS (15.4%):
2,000,000	Abbott Laboratories, 5.88%, 5/15/16	1,986,534
2,165,000	Alcan, Inc., 6.13%, 12/15/33 (L)	2,054,960
850,000	Allergan, Inc., 5.75%, 4/1/16, (R)	827,418
780,000	American General Finance, 4.50%, 11/15/07	768,526
2,500,000	American International Group, 4.70%, 10/1/10, (R)	2,408,435
775,000	AOL Time Warner, Inc., 6.88%, 5/1/12 (L)	801,896
2,400,000	AOL Time Warner, Inc., 7.63%, 4/15/31 (L)	2,591,604
1,000,000	Bank of America Corp., 4.38%, 12/1/10	951,063
3,675,000	Bottling Group LLC, 5.00%, 11/15/13	3,500,110
3,800,000	Burlington Northern Santa Fe, 6.75%, 7/15/11	3,966,323
2,500,000	Carolina Power & Light, 6.50%, 7/15/12	2,572,025
750,000	CarrAmerica Realty Corp., 5.13%, 9/1/11	753,085
1,500,000	Caterpillar Financial Services Corp., 3.70%, 8/15/08	1,442,210
10,000,000	Coca-Cola Enterprises, 0.00%, 6/20/20	4,114,980
1,600,000	EOP Operating LP, 6.80%, 1/15/09	1,634,782
1,901,265	FedEx Corp., 6.72%, 1/15/22, Series 98-1A (L)	1,977,800
1,950,000	Firstar Bank, 7.13%, 12/1/09	2,034,454
4,510,000	General Electric Capital Corp., 6.13%, 2/22/11	4,599,348
3,350,000	General Mills, Inc., 6.00%, 2/15/12	3,373,691
2,000,000	Home Depot, Inc., 5.40%, 3/1/16	1,920,702
600,000	Household Finance Corp., 4.75%, 5/15/09 (L)	586,238
1,500,000	Household Finance Corp., 4.13%, 11/16/09	1,428,750
1,070,000	International Paper Co., 6.50%, 11/15/07	1,077,772
475,000	International Paper Co., 5.85%, 10/30/12	468,274
1,750,000	Kinder Morgan Energy Partners, 7.40%, 3/15/31	1,815,681
2,235,000	May Department Stores Co., 7.45%, 9/15/11	2,364,932
4,000,000	Merrill Lynch & Co., 4.13%, 9/10/09	3,822,192
4,250,000	Metlife, Inc., 5.00%, 6/15/15 (L)	3,938,415
3,055,000	Morgan Stanley, 3.63%, 4/1/08 (L)	2,957,778
1,250,000	National City Corp., 4.50%, 3/15/10	1,199,720
1,185,000	National City Corp., 6.88%, 5/15/19	1,258,848
560,000	Nomura Asset Acceptance Corp., 6.41%, 5/25/36	556,304
3,785,000	PNC Funding Corp., 6.13%, 2/15/09	3,826,218
5,015,000	SBC Communications, Inc., 4.13%, 9/15/09 (L)	4,768,032
900,000	Sprint Capital Corp., 7.63%, 1/30/11	958,903
2,930,000	Sprint Capital Corp., 6.88%, 11/15/28	2,960,120
2,000,000	SunTrust Banks, Inc., 4.25%, 10/15/09	1,914,432
1,000,000	Virginia Electric & Power, 6.00%, 1/15/36 (L)	917,120

	Total Corporate Bonds	81,099,675

MORTGAGE-BACKED SECURITIES (68.4%):
4,885,000	Banc of America Commercial Mortgage, Inc., 4.76%, 11/10/39	4,560,868
3,825,000	Banc of America Commercial Mortgage, Inc., 4.88%, 7/10/42	3,581,714
4,615,000	Bear Stearns Commercial Mortgage Securities, 5.47%, 6/11/41	4,488,600
727,973	Commercial Mortgage Pass-Through Certificate, 2.96%, 3/10/39, *	700,505
4,355,000	CS First Boston Mortgage Secruities Corp., 4.75%, 1/15/37	4,052,231
4,305,000	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, 5.25%, 6/25/35	4,205,857
1,370,000	General Electric Capital Commercial Mortgage Corp., 4.60%, 11/10/38	1,266,777
1,230,000	GMAC Commercial Mortgage Securities, Inc., 5.30%, 8/10/38	1,183,120
3,130,620	Goldman Sachs Mortgage Securities Corp., 2.90%, 1/10/40	3,046,502
4,580,000	JP Morgan Chase Commercial Mortgage Securities Corp., 4.40%, 1/12/39	4,163,017
5,025,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.38%, 5/15/41, * (L)	4,834,735
4,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.38%, 6/12/41, *	3,909,038
4,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.81%, 6/12/43, *	3,972,000
1,125,000	LB-UBS Commercial Mortgage Trust, 5.02%, 8/15/29	1,063,881
8,410,000	LB-UBS Commercial Mortgage Trust, 4.79%, 10/15/29	7,814,733
5,220,000	LB-UBS Commercial Mortgage Trust, 5.59%, 6/15/31	5,188,520
3,885,000	LB-UBS Commercial Mortgage Trust, 4.93%, 9/15/35	3,689,941
612,867	Merrill Lynch Mortgage Investors, Inc., 5.37%, 7/25/36	609,248
1,611,480	Wachovia Bank Commercial Mortgage Trust, 3.00%, 4/15/35	1,560,015
3,000,000	Washington Mutual, Inc., 4.20%, 1/15/10 (L)	2,855,856
1,125,000	Washington Mutual, Inc., 3.99%, 10/25/33, *	1,083,466
4,130,000	Washington Mutual, Inc., 4.68%, 5/25/35	3,951,319
3,500,000	Wells Fargo Corp., 4.20%, 1/15/10	3,347,362
4,605,000	Wells Fargo Mortgage Backed Securities Trust, 3.54%, 9/25/34, *	4,382,857
5,320,000	Wells Fargo Mortgage Backed Securities Trust, 5.62%, 5/25/36, *	5,225,303
	Fannie Mae
5,545,265	7.07%, 11/1/06	5,534,284
1,482,865	7.21%, 5/1/07	1,483,140
463,057	6.61%, 9/1/07	464,088
2,110,352	6.23%, 1/1/08	2,112,078
3,525,903	6.36%, 8/1/08	3,546,331
908,601	6.13%, 10/1/08	911,332
1,549,226	7.01%, 11/1/08	1,579,103
4,024,358	6.14%, 4/1/09	4,045,438
3,300,312	7.26%, 12/1/10	3,472,832

14	See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT INCOME FUND
June 30, 2006

Principal		Value
Amount		(Note 2)

	Fannie Mae (cont):
$7,867,607	6.20%, 1/1/11	7,975,932
2,598,431	6.48%, 1/1/11	2,659,023
1,049,787	4.92%, 4/1/11	1,025,445
4,694,410	6.10%, 4/1/11	4,801,999
938,184	6.09%, 5/1/11	948,241
1,310,289	6.31%, 5/1/11	1,334,911
2,515,959	6.13%, 10/1/11	2,552,158
5,897,754	3.95%, 7/1/13	5,336,265
3,521,336	6.00%, 12/25/16	3,540,596
1,448,446	6.50%, 8/1/17	1,469,903
4,102,938	5.00%, 1/1/21	3,961,668
6,225,000	5.00%, 7/1/21 (b)	5,995,453
3,945,000	5.00%, 7/1/21 (b)	3,799,528
9,065,000	5.00%, 7/1/21 (b)	8,730,728
12,955,000	5.00%, 7/1/21 (b)	12,477,285
4,830,000	5.00%, 7/1/21 (b)	4,651,894
1,357,533	4.50%, 9/25/25	1,324,465
167,606	7.50%, 5/1/27	174,079
166,731	7.50%, 4/1/29, Pool #323640	173,104
138,865	7.50%, 4/1/29, Pool #323645	144,172
10,043	7.50%, 8/1/29, Pool #252712	10,427
145,333	7.50%, 7/1/30	150,888
5,738,000	5.00%, 10/25/30	5,475,653
568,277	7.50%, 12/1/30	589,877
1,986,516	6.09%, 10/25/31	1,980,789
993,256	5.00%, 5/25/32	955,884
704,672	7.00%, 6/1/32	722,121
960,000	4.50%, 7/25/33	913,366
1,019,203	5.50%, 7/25/34	1,005,409
2,135,000	5.00%, 8/25/34	2,082,083
2,735,000	5.50%, 10/25/34	2,601,439
4,165,378	5.50%, 12/25/34	4,108,446
4,115,000	5.50%, 12/25/34	3,913,936
5,133,738	5.50%, 2/1/35, Pool #735224	4,954,124
2,573,856	5.50%, 8/1/35, ARM 835749	2,474,723
4,547,191	5.36%, 9/1/35, ARM 836133	4,414,581
675,626	5.50%, 10/1/35, ARM 836178	649,605
1,259,908	5.46%, 1/1/36	1,228,150
4,826,284	5.48%, 1/1/36, ARM 849272	4,763,284
2,283,538	5.52%, 2/1/36, ARM 852435	2,257,810
5,915,000	5.50%, 7/1/36 (b)	5,682,097
1,095,000	5.50%, 7/1/36 (b)	1,051,884
4,275,000	5.50%, 7/1/36 (b)	4,106,672
5,275,000	5.50%, 7/1/36 (b)	5,067,297
3,380,000	5.50%, 7/1/36 (b)	3,246,913
3,260,000	5.50%, 7/1/36 (b)	3,131,638
3,695,000	5.50%, 7/1/36 (b)	3,549,509
4,627,861	5.90%, 7/25/42	4,595,995
7,645,000	5.50%, 11/25/43	7,574,132

Shares or
Principal Amount

	Freddie Mac
5,532,864	6.98%, 10/1/10, Pool #W20024	5,761,372
1,285,000	6.90%, 12/1/10	1,337,942
2,348,706	4.00%, 8/15/13	2,303,108
1,490,000	4.50%, 8/15/13	1,462,203
3,105,000	4.50%, 7/15/16	3,008,980
1,047,250	6.00%, 11/15/16	1,054,130
3,475,984	6.00%, 5/15/17	3,498,223
758,691	6.50%, 9/1/19	767,962
4,150,000	5.00%, 2/15/20	4,047,727
1,955,336	4.50%, 10/1/20, Pool #G11897	1,846,667
4,285,014	5.00%, 12/1/20, Pool #G11880 (b)	4,126,888
4,209,454	5.00%, 4/1/21, Pool #G12185 (b)	4,054,116
5,240,000	5.00%, 2/15/28	5,071,486
1,240,000	5.50%, 4/15/30	1,212,472
4,165,000	5.00%, 7/15/30	3,982,608
3,973,022	5.00%, 5/15/31	3,871,326
3,216,444	5.00%, 6/15/31	3,132,471
5,270,000	5.00%, 8/15/31	4,980,645
1,230,000	5.00%, 3/15/32	1,158,674
5,124,482	4.50%, 6/15/32	4,884,858
3,150,000	5.50%, 6/15/32	3,054,115
4,165,000	5.00%, 10/15/32	3,931,473
4,150,000	5.00%, 6/15/33	3,849,508
4,297,000	5.50%, 6/15/33	4,045,055
1,040,000	5.00%, 10/15/33	963,240
3,395,000	5.00%, 3/15/34	3,142,996
3,120,000	5.00%, 5/15/34	2,885,210
1,115,000	5.00%, 6/15/34	1,031,130
950,000	5.00%, 9/15/34	878,493
1,125,000	5.50%, 6/15/35	1,068,075
2,667,653	5.00%, 12/1/35, Pool #A40536	2,494,095
1,124,872	5.35%, 4/1/36	1,100,764
4,375,000	5.00%, 7/1/36 (b)	4,086,521
1,430,000	5.00%, 7/1/36 (b)	1,335,709
535,000	5.00%, 7/1/36 (b)	499,723

	Total Mortgage-backed Securities	360,151,637

U.S. TREASURY OBLIGATIONS (10.8%):
8,295,000	U.S. Treasury Bonds, 7.50%, 11/15/16 (L)	9,814,030
24,710,000	U.S. Treasury Bonds, 7.25%, 8/15/22 (L)	29,819,954
15,390,000	U.S. Treasury Notes, 3.00%, 2/15/08 (L)	14,874,805
840,000	U.S. Treasury Notes, 3.38%, 11/15/08 (L)	807,253
1,775,000	U.S. Treasury Notes, 4.25%, 8/15/15 (L)	1,661,359

	Total U.S. Treasury Obligations	56,977,401

CLOSED END INVESTMENT COMPANIES (1.3%):
358,900	MFS Government Markets Income Trust	2,253,892
175,300	MFS Intermediate Income Trust	1,067,577
148,700	Putnam Master Intermediate Income Trust	890,713
139,900	Putnam Premier Income Trust	840,799
69,500	Salomon Brothers Global High Income Fund Inc. (L)	874,310
72,500	Western Asset/Claymore US Treasury Inflation Protected Securities Fund	807,650

	Total Closed End Investment Companies	6,734,941

CASH EQUIVALENTS (16.2%):
$85,323,194	JP Morgan Cash Trade Execution (c)	85,323,194

	Total Cash Equivalents	85,323,194

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (5.9%):
7,500,000	Cantor Fitzgerald & Co. Repurchase Agreement, 5.36%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $7,503,352 collateralized by various corporate bonds, fair value $7,875,000)	7,500,000
4,998,350	CC USA, Inc. MTN, 5.38%, 7/3/06*	4,998,350
1,000,000	Citigroup, Inc. MTN, 5.41%, 7/3/06*	1,000,000
1,000,000	Deutsche Bank Securities, Inc. Repurchase Agreement, 5.36%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $1,000,447, collateralized by various corporate bonds, fair value $1,050,000)	1,000,000

See accompanying notes to financial statements.	15

portfolio of investments (continued)
NEW COVENANT INCOME FUND
June 30, 2006

Principal		Value
Amount		(Note 2)

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (cont.):
$1,000,000	Lehman Brothers Repurchase Agreement 5.46%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $1,000,455 collateralized by various corporate bonds, fair value $1,050,000)	$1,000,000
2,000,000	Lehman Holdings MTN, 5.43%, 7/3/06*	2,000,000
3,022,238	Merrill Lynch & Co. MTN, 5.35%, 7/3/06*	3,022,238
1,000,000	Merrill Lynch Repurchase Agreement, 5.35%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $1,000,446, collateralized by various corporate bonds, fair value $1,050,000)	1,000,000
6,000,000	Merrill Lynch Repurchase Agreement, 5.37%, 7/3/06, (Purchased on 6/30/06, proceeds at maturity $6,002,686, collateralized by various corporate bonds, fair value $6,300,000)	6,000,000
2,000,000	Monumental Global Funding II MTN, 5.47%, 7/3/06*	2,000,000
1,010,418	Morgan Stanley Repurchase Agreement, 5.25%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $1,010,860, collateralized by various U.S. government agency obligations, fair value $1,030,626)	1,010,418
750,000	Morgan Stanley Repurchase Agreement, 5.44%, 7/3/06 (Purchased on 6/30/06, proceeds at maturity $750,340, collateralized by various corporate bonds, fair value $787,500)	750,000
250,007	Royal Bank of Canada Yankee CD, 5.30%, 7/3/06*	250,007

	Total Investments Held As Collateral For Loaned Securities	31,531,013

TOTAL INVESTMENTS (Cost $651,006,675) (a)		$639,613,031

Percentages indicated are based on net assets of $526,358,578.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Security purchased on a when-issued or delayed delivery basis.

(c)	All or a portion of this security has been segregated as collateral for securities purchased on a when-issued or delayed delivery basis.

(L)	A portion or all of the security is on loan.

(R)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor, using procedures approved by the Board of Trustees, has deemed these securities to be liquid.

*	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2006.
MTN Medium Term Note

16	See accompanying notes to financial statements.

portfolio of investments
NEW COVENANT BALANCED GROWTH FUND
June 30, 2006

		Value
Shares		(Note 2)

INVESTMENT COMPANIES (98.5%):
5,880,734	New Covenant Growth Fund (b)	$192,652,833
4,732,994	New Covenant Income Fund (b)	114,917,096

	Total Investment Companies	307,569,929

Principal
Amount
CASH EQUIVALENTS (0.8%):
$2,459,843	JP Morgan Cash Trade Execution	2,459,843

	Total Cash Equivalents	2,459,843

TOTAL INVESTMENTS
(Cost $280,116,245) (a)		$310,029,772

Percentages indicated are based on net assets of $312,077,054.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate in accordance with Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended.
NEW COVENANT BALANCED INCOME FUND
June 30, 2006

		Value
Shares		(Note 2)

INVESTMENT COMPANIES (98.7%):
1,392,107	New Covenant Growth Fund (b)	$45,605,426
3,100,800	New Covenant Income Fund (b)	75,287,422

	Total Investment Companies	120,892,848

Principal
Amount
CASH EQUIVALENTS (2.5%):
$3,018,395	JP Morgan Cash Trade Execution	3,018,395

	Total Cash Equivalents	3,018,395

TOTAL INVESTMENTS
(Cost $115,618,687) (a)		$123,911,243

Percentages indicated are based on net assets of $122,512,346.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate in accordance with Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

See accompanying notes to financial statements.	17

statements of assets and liabilities
NEW COVENANT FUNDS
June 30, 2006

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

ASSETS:
Investments, at value (Cost $798,919,657, $619,475,662, $2,459,843, and $3,018,395, respectively)	$907,421,694	$608,082,018	$2,459,843	$3,018,395
Investment in affiliates (Cost $0, $0, $277,656,402, and $112,600,292, respectively)	—	—	307,569,929	120,892,848
Investments held as collateral for loaned securities (Cost $119,555,788, $31,531,013, $0, and $0, respectively)	119,555,788	31,531,013	—	—

Total Investments	1,026,977,482	639,613,031	310,029,772	123,911,243
Cash	—	—	2,065,825	—
Foreign currency, at value (Cost $71,108, $0, $0, and $0, respectively)	71,242	—	—	—
Interest and dividends receivable	868,748	4,903,981	18,865	7,717
Receivable for capital shares issued	2,326	4,248	25,276	1,483
Receivable for investments sold	2,283,896	24,336,690	—	—
Receivable for forward foreign currency contracts	844	—	—	—
Receivable from Advisor	—	—	68,522	25,453
Reclaims receivable	72,300	—	—	—
Prepaid expenses	16,123	14,961	12,439	10,845

Total Assets	1,030,292,961	668,872,911	312,220,699	123,956,741

LIABILITIES:
Payable for investments purchased	3,153,723	106,450,610	—	—
Payable for capital shares redeemed	5,737	2,302	3,929	168,791
Payable for forward foreign currency contracts	3,318	—	—	—
Payable for return of collateral received on securities loaned	119,555,788	31,531,013	—	—
Cash overdraft	676,859	4,121,609	—	1,217,918
Accrued expenses and other payables:
Investment advisory	603,486	255,857	—	—
Administration	3,278	2,516	1,339	547
Shareholder service	124,320	70,387	68,793	25,398
Transfer agent	13,715	11,270	28,542	14,454
Accounting	27,553	13,999	7,819	2,677
Chief Compliance Officer	16,387	7,240	5,738	1,971
Other	99,165	47,530	27,485	12,639

Total Liabilities	124,283,329	142,514,333	143,645	1,444,395

NET ASSETS	$906,009,632	$526,358,578	$312,077,054	$122,512,346

NET ASSETS consist of:
Paid-in Capital	855,350,310	544,783,226	307,289,739	120,204,147
Undistributed (distributions in excess of) net investment income	(430,316)	—	—	338
Accumulated net realized gains/(losses) on investments and foreign currency transactions	(57,412,767)	(7,031,004)	(25,126,212)	(5,984,695)
Net unrealized appreciation/(depreciation) on investment transactions and translation of assets and liabilities denominated in foreign currencies	108,502,405	(11,393,644)	29,913,527	8,292,556

Net Assets	$906,009,632	$526,358,578	$312,077,054	$122,512,346

Shares outstanding	27,659,325	21,675,568	3,838,632	6,452,994
Net asset value, offering and redemption price per share	$32.76	$24.28	$81.30	$18.99
See accompanying notes to financial statements.

statements of operations
NEW COVENANT FUNDS
For the year ended June 30, 2006

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

INVESTMENT INCOME:
Interest	$636,200	$25,886,777	$174,922	$68,331
Dividend	14,153,469	242,155	—	—
Dividend income from affiliates	—	—	5,949,231	3,507,264
Foreign tax withholding	(206,765)	—	—	—
Income from securities lending	366,364	79,139	—	—

Total Income	14,949,268	26,208,071	6,124,153	3,575,595

EXPENSES:
Investment advisory	8,966,603	4,027,005	—	—
Administration	181,128	107,378	61,943	25,059
Shareholder service	1,627,734	862,816	758,349	308,418
Accounting	285,678	158,978	80,701	33,026
Custodian	85,506	5,117	435	446
Chief Compliance Officer	12,516	6,381	4,280	1,696
Transfer agent	68,497	64,943	144,016	76,658
Other	324,006	210,364	133,571	64,761

Total expenses before contractual fee reductions	11,551,668	5,442,982	1,183,295	510,064
Expenses contractually reduced by Advisor	(1,625,344)	(865,232)	(758,079)	(308,474)
Expenses contractually reduced by Administrator	(134,950)	(80,016)	(46,154)	(18,674)
Expenses paid indirectly	(121,110)	(1,901)	—	—

Total Expenses	9,670,264	4,495,833	379,062	182,916

NET INVESTMENT INCOME	5,279,004	21,712,238	5,745,091	3,392,679

REALIZED AND UNREALIZED GAINS/ (LOSSES) FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains/(losses) on investment and foreign currency transactions	79,446,959	(5,468,313)	(326,125)	(139,528)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	2,215,704	(21,045,802)	12,330,244	744,992

Net realized/unrealized gains/(losses) on investments and foreign currency	81,662,663	(26,514,115)	12,004,119	605,464

Change in net assets resulting from operations	$86,941,667	$(4,801,877)	$17,749,210	$3,998,143

See accompanying notes to financial statements.

statements of changes in net assets
NEW COVENANT FUNDS

	Growth Fund		Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
OPERATIONS:
Net investment income	$5,279,004	$6,327,831	$21,712,238	$19,505,062
Net realized gains/(losses) on investment and foreign currency transactions	79,446,959	28,371,237	(5,468,313)	4,612,365
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	2,215,704	26,222,561	(21,045,802)	6,746,552

Change in net assets resulting from operations	86,941,667	60,921,629	(4,801,877)	30,863,979

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,561,246)	(6,321,345)	(22,526,735)	(21,501,226)
From net realized gains/(losses) on investment	—	—	(236,126)	(1,303,165)
Tax return of capital	—	—	(7,219)	—

Change in net assets from shareholder distributions	(5,561,246)	(6,321,345)	(22,770,080)	(22,804,391)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	46,592,143	50,628,532	77,699,741	39,398,853
Dividends reinvested	398,185	403,177	1,894,158	2,523,604
Cost of shares redeemed	(100,943,787)	(61,624,740)	(52,871,436)	(46,798,854)

Change in net assets from share transactions	(53,953,459)	(10,593,031)	26,722,463	(4,876,397)

Change in net assets	27,426,962	44,007,253	(849,494)	3,183,191

NET ASSETS:
Beginning of year	878,582,670	834,575,417	527,208,072	524,024,881

End of year	$906,009,632	$878,582,670	$526,358,578	$527,208,072

SHARE TRANSACTIONS:
Issued	1,430,614	1,761,611	3,095,727	1,545,813
Reinvested	12,377	13,925	76,612	95,941
Redeemed	(3,151,687)	(2,144,207)	(2,124,522)	(1,830,986)

Net increase (decrease)	(1,708,696)	(368,671)	1,047,817	(189,232)

Undistributed (distributions in excess of) net investment income (loss)	$(430,316)	$(139,239)	$—	$33,110

See accompanying notes to financial statements.

statements of changes in net assets
NEW COVENANT FUNDS

	Balanced Growth Fund		Balanced Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
OPERATIONS:
Net investment income	$5,745,091	$5,580,288	$3,392,679	$3,185,482
Net realized gains/(losses) on investment and foreign currency transactions	(326,125)	(6,816,575)	(139,528)	(1,712,699)
Realized gain distributions from underlying funds	—	274,261 †	—	181,705 †
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	12,330,244	20,674,190	744,992	5,905,857

Change in net assets resulting from operations	17,749,210	19,712,164	3,998,143	7,560,345

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,762,319)	(5,571,223)	(3,400,312)	(3,181,809)
Tax return of capital	(617)	—	—	—

Change in net assets from shareholder distributions	(5,762,936)	(5,571,223)	(3,400,312)	(3,181,809)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	33,824,396	25,120,358	13,534,324	9,215,771
Dividends reinvested	4,321,801	4,122,054	2,072,777	1,924,091
Cost of shares redeemed	(43,579,142)	(40,305,856)	(18,501,980)	(15,624,364)

Change in net assets from share transactions	(5,432,945)	(11,063,444)	(2,894,879)	(4,484,502)

Change in net assets	6,553,329	3,077,497	(2,297,048)	(105,966)

NET ASSETS:
Beginning of year	305,523,725	302,446,228	124,809,394	124,915,360

End of year	$312,077,054	$305,523,725	$122,512,346	$124,809,394

SHARE TRANSACTIONS:
Issued	414,257	329,356	702,194	494,461
Reinvested	53,383	53,802	108,749	103,269
Redeemed	(535,931)	(527,726)	(960,940)	(842,433)

Net increase (decrease)	(68,291)	(144,568)	(149,997)	(244,703)

Undistributed (distributions in excess of) net investment income (loss)	$—	$17,228	$338	$7,971

†	Represents realized gains from investment transactions with affiliates.
See accompanying notes to financial statements.

financial highlights
NEW COVENANT FUNDS
For a Share outstanding throughout each period.

	Growth Fund
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2006	June 30, 2005	June 30, 2004	June 30, 2003	June 30, 2002
Net Asset Value, Beginning of Year	$29.92	$28.07	$23.51	$24.13	$29.26

INVESTMENT ACTIVITIES:
Net investment income	0.18	0.21	0.07	0.10	0.04
Net realized and unrealized gain/(loss) from investments and foreign currency transactions	2.86	1.85	4.58	(0.63)	(5.11)

Total from Investment Activities	3.04	2.06	4.65	(0.53)	(5.07)

DIVIDENDS:
Net investment income	(0.20)	(0.21)	(0.09)	(0.09)	(0.01)
Tax return of capital	—	—	—	—	(0.05)

Total Dividends	(0.20)	(0.21)	(0.09)	(0.09)	(0.06)

Change in net asset value per share	2.84	1.85	4.56	(0.62)	(5.13)

Net Asset Value, End of Year	$32.76	$29.92	$28.07	$23.51	$24.13

Total Return	10.17%	7.38%	19.81%	(2.17%)	(17.34%)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (in 000’s)	$906,010	$878,583	$834,575	$708,885	$695,622
Ratio of expenses to average net assets	1.07%	1.11%	1.13%	1.13%	1.11%
Ratio of net investment income to average net assets	0.58%	0.75%	0.32%	0.47%	0.15%
Ratio of expenses to average net assets (a)	1.28%	1.36%	1.39%	1.13%	1.11%
Portfolio turnover rate	51%	76%	94%	63%	79%

(a)	Ratios excluding waivers and expenses paid indirectly.
See accompanying notes to financial statements.

financial highlights
NEW COVENANT FUNDS
For a Share outstanding throughout each period.

	Income Fund
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2006	June 30, 2005	June 30, 2004	June 30, 2003	June 30, 2002
Net Asset Value, Beginning of Year	$25.56	$25.17	$26.62	$25.54	$24.83

INVESTMENT ACTIVITIES:
Net investment income	1.00	0.94	0.96	1.00	1.21
Net realized and unrealized gain/(loss) from investments	(1.23)	0.55	(0.96)	1.42	0.73

Total from Investment Activities	(0.23)	1.49	—	2.42	1.94

DIVIDENDS:
Net investment income	(1.04)	(1.04)	(0.90)	(1.06)	(1.23)
Net realized gains	(0.01)	(0.06)	(0.44)	(0.28)	—
Tax return of capital	— *	—	(0.11)	—	—

Total Dividends	(1.05)	(1.10)	(1.45)	(1.34)	(1.23)

Change in net asset value per share	(1.28)	0.39	(1.45)	1.08	0.71

Net Asset Value, End of Year	$24.28	$25.56	$25.17	$26.62	$25.54

Total Return	(0.90%)	6.02%	0.00%	9.63%	7.97%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (in 000’s)	$526,359	$527,208	$524,025	$525,734	$545,356
Ratio of expenses to average net assets	0.84%	0.86%	0.86%	0.85%	0.84%
Ratio of net investment income to average net assets	4.04%	3.68%	3.70%	3.79%	4.72%
Ratio of expenses to average net assets (a)	1.01%	1.08%	1.11%	0.85%	0.84%
Portfolio turnover rate	263%	206%	242%	226%	290%

*	Less than $0.005.

(a)	Ratios excluding waivers and expenses paid indirectly.
See accompanying notes to financial statements.

financial highlights
NEW COVENANT FUNDS
For a Share outstanding throughout each period.

	Balanced Growth Fund
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30. 2006	June 30. 2005	June 30. 2004	June 30. 2003	June 30. 2002
Net Asset Value, Beginning of Year	$78.20	$74.65	$67.88	$67.25	$81.92

INVESTMENT ACTIVITIES:
Net investment income (a)	1.52	1.41	1.34	1.27	1.52
Net realized and unrealized gain/(loss) from investments (a)	3.10	3.54	6.73	0.71	(7.44)

Total from Investment Activities	4.62	4.95	8.07	1.98	(5.92)

DIVIDENDS:
Net investment income	(1.52)	(1.40)	(1.23)	(1.27)	(1.34)
Net realized gains	—	—	—	(0.08)	(7.00)
Tax return of capital	— *	—	(0.07)	—	(0.41)

Total Dividends	(1.52)	(1.40)	(1.30)	(1.35)	(8.75)

Change in net asset value per share	3.10	3.55	6.77	0.63	(14.67)

Net Asset Value, End of Year	$81.30	$78.20	$74.65	$67.88	$67.25

Total Return	5.93%	6.68%	11.95%	3.10%	(7.79%)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (in 000’s)	$312,077	$305,524	$302,446	$272,467	$286,314
Ratio of expenses to average net assets	0.12%	0.14%	0.15%	0.14%	0.11%
Ratio of net investment income to average net assets	1.85%	1.83%	1.52%	1.96%	2.02%
Ratio of expenses to average net assets (b)	0.38%	0.22%	0.15%	0.14%	0.11%
Portfolio turnover rate	10%	5%	12%	15%	18%

*	Less than $0.005.

(a)	Includes income or gains/(losses) from affiliates.

(b)	Ratios excluding waivers.
See accompanying notes to financial statements.

financial highlights
NEW COVENANT FUNDS
For a Share outstanding throughout each period.

	Balanced Income Fund
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2006	June 30, 2005	June 30, 2004	June 30, 2003	June 30, 2002
Net Asset Value, Beginning of Year	$18.90	$18.24	$17.52	$17.10	$18.88

INVESTMENT ACTIVITIES:
Net investment income (a)	0.52	0.48	0.53	0.52	0.57
Net realized and unrealized gain/(loss) from investments (a)	0.09	0.66	0.70	0.47	(0.84)

Total from Investment Activities	0.61	1.14	1.23	0.99	(0.27)

DIVIDENDS:
Net investment income	(0.52)	(0.48)	(0.48)	(0.52)	(0.54)
Net realized gains	—	—	—	(0.05)	(0.94)
Tax return of capital	—	—	(0.03)	—	(0.03)

Total Dividends	(0.52)	(0.48)	(0.51)	(0.57)	(1.51)

Change in net asset value per share	0.09	0.66	0.72	0.42	(1.78)

Net Asset Value, End of Year	$18.99	$18.90	$18.24	$17.52	$17.10

Total Return	3.26%	6.32%	7.07%	6.00%	(1.55%)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (in 000’s)	$122,512	$124,809	$124,915	$122,576	$114,013
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.16%	0.14%
Ratio of net investment income to average net assets	2.71%	2.58%	2.34%	3.08%	3.13%
Ratio of expenses to average net assets (b)	0.41%	0.25%	0.18%	0.16%	0.14%
Portfolio turnover rate	13%	6%	12%	18%	11%

(a)	Includes income or gains/(losses) from affiliates.

(b)	Ratios excluding waivers.
See accompanying notes to financial statements.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2006
1. Organization
New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. The Funds’ investment advisor is the NCF Investment Department of New Covenant Trust Company, N.A., a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation (the “Advisor”).
The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. Dividend income, if any, will be incidental.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.
2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with GAAP.
Portfolio Valuation: Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price as of the close of trading. Equity securities traded on NASDAQ use the official closing price. Equity securities which are traded in the over-the-counter market only, but which are not included on NASDAQ, are valued at the mean between the last preceding bid and ask prices. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service when such prices are believed to reflect fair market value. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value. All other assets and securities with no readily determinable market values are valued using procedures adopted by the Board of Trustees. Factors used in determining fair value include but are not limited to: type of security or asset, fundamental analytical data relating to the investment in the security, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the security’s market value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Board of Trustees. All securities and other assets of a Fund initially expressed in foreign currencies will be converted to U.S. dollar values at the foreign exchange rate every business day, generally at 4:00pm EST.
Securities Transactions and Investment Income: During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Securities sold are determined on a specific identification basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount for both financial reporting and tax purposes. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2006
Options: The Income Fund may purchase or write options which are traded over-the-counter to hedge fluctuation risks in the prices of certain securities. When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently “marked-to-market” to reflect the current market value of the option written. The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently “marked-to-market” to reflect the current market value of the option purchased. The Fund is subject to the risk of an imperfect correlation between movement in the price of the option and the price of the underlying security. Risks may also arise due to illiquid secondary markets for the options. There were no options outstanding at June 30, 2006.
Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuation and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.
The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.
Forward Foreign Currency Contracts: The Growth Fund may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward foreign currency contracts are extinguished.
Loans of Portfolio Securities: The Growth Fund and Income Fund may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”). Security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral valued at at least 102% of the market value of the securities loaned. Cash collateral received is invested by JPMorgan pursuant to the terms of the Lending Agreement. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash col lateral, the borrower is required to pay a loan premium. Non-cash collateral received cannot be sold or repledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between JPMorgan and the Funds in accordance with the Lending Agreement. Income allocated to the Funds is included in investment income in the respective Statements of Operations.
At June 30, 2006, the cash collateral received by the Growth Fund and the Income Fund was invested in repurchase agreements and other short-term securities. Information on the investment of cash collateral is shown in the Portfolio of Investments. The Growth Fund and the Income Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities lent while simultaneously seeking to earn income on the investment cash collateral, a portion of which is retained by the Advisor. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. However, loans will be made only to borrowers deemed by the Advisor to be creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.
The value of the loaned securities and related collateral at June 30, 2006, was as follows:

	Value of	Value of	Value of
Fund	Securities Loaned	Cash Collateral	Non-Cash Collateral

Growth Fund	$117,639,073	$119,555,788	$—
Income Fund	76,789,893	31,531,013	46,647,550

notes to financial statements
NEW COVENANT FUNDS
June 30, 2006
Repurchase Agreements: The Funds may enter into repurchase agreements, which are secured by obligations of the U.S. government, with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market daily. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.
Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions: The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on that basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery of forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward-commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the portfolio manager deems it appropriate to do so.
The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Income Fund’s average dollar-weighted maturity, the maturity of when-issued or forward-commitment securities will be calculated from the commitment date.
When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Funds’ purchase commitments. In the case of a forward-commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward-commitments and delayed-delivery transactions.
As of June 30, 2006, the Funds had outstanding when-issued or delayed-delivery purchase commitments with corresponding assets segregated, as follows:

Fund	Amount

Income Fund	$75,593,854
Dividends and Distributions to Shareholders: Dividends from net investment income of all Funds are declared and paid at least annually. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for each of the Funds.
Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Fund, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.
These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent that distributions exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.
Federal Income Taxes: It is each Fund’s intention to continue to qualify annually as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax has been made.
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2006
Allocation of Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or some other reasonable method.
Expenses Paid Indirectly: The Growth and Income Funds direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the Growth Fund and the Income Fund had expenses reduced by $121,110 and $1,901, respectively, or 0.01 % and 0.00%, respectively, as a percentage of the average daily net assets of the Fund on an annualized basis for the year ended June 30, 2006.
3. Investment Advisory and Other Agreements
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with the NCF Investment Department of New Covenant Trust Company, N.A. Under the Agreement, the Advisor is responsible for managing the Funds’ investments as well as furnishing the Funds with certain administrative services. The Growth Fund pays the Advisor a monthly fee at the annual rate of 0.99% of the Growth Fund’s average daily net assets and the Income Fund pays the Advisor a monthly fee at the annual rate of 0.75% of the Income Fund’s average daily net assets. The Advisor does not receive advisory fees for the Balanced Growth Fund and Balanced Income Fund (the “Balanced Funds”). The Advisor has entered into Sub-Advisory Agreements with Sub-Advisors to assist in the selection and management of the Growth Fund’s and Income Fund’s investment securities. It is the responsibility of the Sub-Advisors, under the direction of the Advisor, to make day-to-day investment decisions for these Funds. The Advisor, not the Funds, pays each Sub-Advisor a quarterly fee for their services. The Advisor pays the Sub-Advisor’s fee directly from its own advisory fees. The sub-advisory fees are based on the assets of a Fund for which the Sub-Advisor is responsible for making investment decisions.
The following are the Sub-Advisors for the Growth Fund: Capital Guardian Trust Company, Mazama Capital Management Inc., Santa Barbara Asset Management Inc., Sound Shore Management Inc., and Wellington Management Company, LLP.
Tattersall Advisory Group is the Sub-Advisor for the Income Fund.
The Trust employs a Chief Compliance Officer (“CCO”) who receives a portion of his compensation as approved by the Board of Trustees, as well as reimbursement of out-of-pocket expenses. The CCO is also an employee of the Advisor.
The Trust is a party to a Shareholder Services Agreement pursuant to which each Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of the Shareholder Services Agreement, each Fund is authorized to pay monthly an Authorized Service Provider (which may include affiliates of the Funds) a shareholder services fee at the rate of 0.25% on an annual basis of the average daily net assets of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. In connection with the Shareholder Services Agreement, the Advisor has agreed to waive the amount of the investment advisory fees payable to it by the Fund to the extent of the amount paid in fees by the Fund to any affiliated Authorized Service Provider under the Shareholder Services Agreement.
The Trust has entered into servicing agreements with BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), an indirect, wholly owned subsidiary of The BISYS Group, Inc. (“BISYS”). Under the servicing agreements, BISYS Ohio provides transfer agency, administrative and fund accounting services to the Funds. Under the terms of the Transfer Agency Agreement, BISYS Ohio is entitled to receive account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services. Under the terms of a fund accounting agreement, BISYS Ohio is entitled to a fee computed at an annual rate of 0.03% of the Trust’s average daily net assets for the first $500,000,000, 0.0225% for $500,000,001 to $5,000,000,000, and 0.01% over $5,000,000,000. Under the Administration Agreement, BISYS is entitled to a fee computed at an annual rate of 0.02% of the Trust’s average daily net assets. However, pursuant to an April 22, 2005 amendment to the Administration Agreement, BISYS Ohio annually waives $280,000.
The Trust issues shares of the Funds pursuant to a Distribution Agreement with New Covenant Funds Distributor, Inc. (the “Distributor”), under which the Distributor serves as the principal distributor of the Funds’ shares. The Funds do not pay the Distributor in its capacity as principal distributor. On February 23, 2006, the Distributor became a wholly-owned subsidiary of New Covenant Trust Company, N.A., a subsidiary of the Presbyterian Church (U.S.A.) Foundation. Prior to February 23, 2006, the Distributor was an indirect, wholly-owned subsidiary of BISYS.
The Trust has a Custodian Agreement with JPMorgan.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2006
No officer, Trustee or employee of the Trust, BISYS, or any affiliate thereof, except the CCO, receives any compensation from the Funds for serving as a Trustee or officer of the Trust. The Funds reimburse expenses incurred by the Trustees and Officers in attending Board and Committee meetings.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended June 30,2006, were as follows:

	Purchases	Sales
	(excluding U.S.	(excluding U.S.	Purchases of	Sales of
Fund	Government)	Government)	U.S. Government	U.S. Government

Growth Fund	$452,134,166	$503,783,770	$—	$—
Income Fund	182,193,482	245,064,910	1,218,284,608	1,115,090,163
Balanced Growth Fund	31,387,515	36 856 875	—	—
Balanced Income Fund	16,231,027	18,955,088	—	—

5. Risk Factors
The performance of a Fund’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists). The Funds may purchase securities which are not registered under the Securities Act but which can be sold to “qualified institutional buyers” in accordance with Rule I44A under the Securities Act. In some cases, such securities are classified as “illiquid securities”; however, any such security will not be considered illiquid so long as it is determined by the Advisor, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.
The Balanced Funds invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management expenses and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. Total fees and expenses to be borne by shareholders in either Balanced Fund will depend on the portion of the Funds’ assets invested in the Growth Fund and in the Income Fund. A change in the asset allocation of either Balanced Fund could increase or decrease the fees and expenses actually borne by shareholders in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed- income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2006
6. Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005, was as follows:

	Distributions Paid From
	Ordinary		Net Long Term		Total Taxable		Return of		Total Distributions
	Income		Capital Gains		Distributions		Capital		Paid*
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Growth Fund	$5,561,246	$6,321,345	$—	$—	$5,561,246	$6,321,345	$—	$—	$5,561,246	$6,321,345
Income Fund	22,762,861	21,851,973	—	952,418	22,762,861	22,804,391	7,219	—	22,770,080	22,804,391
Balanced Growth Fund	5,762,319	5,571,223	—	—	5,762,319	5,571,223	617	—	5,762,936	5,571,223
Balanced Income Fund	3,400,312	3,181,809	—	—	3,400,312	3,181,809	—	—	3,400,312	3,181,809

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
7. Federal Income Taxes
As of June 30, 2006, the Funds had available for federal tax purposes unused capital loss carryforwards expiring as follows:

	2011	2012	2013	2014	Total
Growth Fund	$35,331,694	$14,207,521	$—	$—	$49,539,215
Income Fund	—	—	—	1,591,357	1,591,357
Balanced Growth Fund	—	1,737,647	6,966,124	2,286,304	10,990,075
Balanced Income Fund	—	2,825,156	792,155	—	3,617,311

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended June 30, 2006, the Funds deferred to July 1, 2006, post-October capital losses of:

Post-October Losses
Growth Fund	$9,013
Income Fund	5,150,428
As of June 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Growth Fund	$693,355	$—	$693,355	$—	$(49,548,228)	$99,514,195	$50,659,322

Income Fund	—	—	—	—	(6,741,785)	(11,682,863)	(18,424,648)

Balanced Growth Fund	—	—	—	—	(10,990,075)	15,777,390	4,787,315

Balanced Income Fund	338	—	338	—	(3,617,311)	5,925,172	2,308,199

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to:tax deferral of losses on wash sales, passive foreign investment companies (“PFICs”) and the difference between book and tax amortization methods for premium and market discount.
At June 30, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$927,466,682	$136,072,270	$(36,561,470)	$99,510,800
Income Fund	651,295,894	1,094,814	(12,777,677)	(11,682,863)
Balanced Growth Fund	294,252,382	19,238,149	(3,460,759)	15,777,390
Balanced Income Fund	117,986,071	8,437,794	(2,512,622)	5,925,172

notes to financial statements
NEW COVENANT FUNDS
June 30, 2006
8. Other Federal Income Tax Information (unaudited)
For the year ended June 30,2006, dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with the 2006 Form 1099-DIV.
For the year ended June 30, 2006, the following Funds paid qualified dividend income of:

Qualified Dividend Income
Growth Fund	$11,562,552
Balanced Growth Fund	1,176,026
Balanced Income Fund	285.451
The Funds designate the following percentage of distributions eligible for the dividends received deduction for corporations:

Amount
Growth Fund	100%
Balanced Growth Fund	21
Balanced Income Fund	8

report of independent registered public accounting firm
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
New Covenant Funds:
We have audited the accompanying statements of assets and liabilities, of the New Covenant Funds (comprised of New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund) (collectively “the Funds”) including the portfolios of investments, as of June 30, 2006, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the New Covenant Funds as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
August 17, 2006

supplemental data (unaudited)
NEW COVENANT FUNDS
June 30, 2006
Proxy Voting Policy and Proxy Voting Record
A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-858-6127 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how each Fund voted proxies related to securities held during the most recent 12 month period ended June 30 is (i) available without charge, upon request, by calling 800-858-6127; (ii) on the Funds’ website at http://www.newcovenantfunds.com and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Holdings
Portfolio holdings statements for the Funds for the quarters ended March 31 and September 30 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.
Additional Fund Information — Hypothetical Cost of Investing
As a shareholder of the New Covenant Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the New Covenant Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/06	6/30/06	1/1/06 - 6/30/06	1/1/06 - 6/30/06

Growth Fund	$1,000.00	$1,021.30	$5.31	1.06%
Income Fund	1,000.00	992.90	4.15	0.84%
Balanced Growth Fund	1,000.00	1,011.10	0.60	0.12%
Balanced Income Fund	1,000.00	1,004.30	0.70	0.14%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the New Covenant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/06	6/30/06	1/1/06 - 6/30/06	1/1/06 - 6/30/06

Growth Fund	$1,000.00	$1,019.54	$5.31	1.06%
Income Fund	1,000.00	1,020.63	4.21	0.84%
Balanced Growth Fund	1,000.00	1,024.20	0.60	0.12%
Balanced Income Fund	1,000.00	1,024.10	0.70	0.14%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

supplemental data (unaudited)
NEW COVENANT FUNDS
June 30, 2006
Approval of the Continuation of the Investment Advisory and Sub-Advisory Agreements
The Investment Advisory Agreement and Sub Advisory Agreements (collectively, the “Agreements”) were most recently re-approved by the Board of Trustees of the New Covenant Funds (the “Trust”) on May 22, 2006. Relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow the Board to properly consider the continuation of the Agreements, and it is the duty of the Advisor and the Sub Advisors to furnish the Trustees with such information as is responsive to their request. Accordingly, in determining whether to renew the Agreements, the Board of Trustees requested, and the Advisor and the Sub Advisors provided, information and data relevant to the Board’s consideration. This included materials regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of their deliberations, the Trustees also considered and relied upon the information about the Funds, the Advisor and the Sub Advisors that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees discussed the materials prior to the May 22, 2006 Board meeting as well as in executive session during the meeting.
Among the factors the Board considered was the overall performance of each Fund and each Sub Advisor relative to the performance of similar mutual funds in each Fund’s peer group and relative to applicable benchmark indexes on a long-term basis and, particularly for the two new Sub Advisors, Mazama Capital Management, Inc. and Santa Barbara Asset Management, Inc., over shorter time periods. The Board took note of the fact that the performance results achieved for the Funds were favorable on both a short-term and on a long-term basis and that the Advisor produced these results in a manner consistent with the stated investment objective and policies of each of the Funds. The Board looked at the contribution made by each Sub Advisor to the short-term and, if relevant, long-term performance. The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that had been undertaken by the Advisor to foster the growth and development of the Funds since their inception. The Board considered the Advisor’s formation in 2005 of a Social Witness Committee of its board to raise the visibility and importance of the social responsibility aspect of investing the Funds’ portfolios. In addition, the Board compared the expenses of each of the Funds to the expenses of their peers, based on data compiled by an independent source. The Board noted the range of investment advisory and administrative services provided by the Advisor to the Funds and the nature, extent and quality of these services. The Board also reviewed financial information concerning the Advisor relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor as demonstrated by the financial information provided. In addition, the Board discussed with the Advisor economies of scale that could be realized by the Funds and the impact of potential economies of scale on the fees assessed on the Growth and Income Funds. The Trustees considered information regarding the Advisor’s services in connection with negotiating a relationship with a new custodian that resulted in reducing the Funds’ custodial expenses significantly during the year; the Advisor’s purchase of the Funds’ distributor and the costs assumed by the Advisor’s affiliates in that regard; the services performed by the Trust’s Chief Compliance Officer (who is an employee of the Advisor), particularly in his oversight of the Sub Advisors; the services provided by the Advisor in managing the Funds’ proxy voting and other additional services provided by the Advisor to the Funds, and concluded that the shareholders benefit from these additional services under the Investment Advisory Agreement.
In connection with their review of the Sub Advisory Agreements, the Trustees considered, in addition to the performance information discussed above, the Sub Advisors’ adherence to the Funds’ investment objectives and policies, the Trust’s Chief Compliance Officer’s favorable compliance report on each Sub Advisor and the fees charged by the Sub Advisors to other clients as compared to the fees they receive from the Advisor. While the Board considered financial information regarding each Sub Advisor, it did not consider information as to the profitability of each Sub Advisory Agreement to the applicable Sub Advisor, since the fees payable to the Sub Advisors had been negotiated at arm’s length and were paid by the Advisor. The Trustees noted that the Sub Advisors participated in a commission recapture program administered by the Advisor, which reduced the Funds’ expenses. The Board considered that Capital Guardian Trust Company and Santa Barbara Asset Management, Inc. do not pay for any soft dollar services through trades for the Growth Fund, and that the soft dollar commissions for trades by Mazama Capital Management, Inc., Sound Shore Management Inc. and Wellington Management Company LLC were a small portion of their trades for the Growth Fund.
In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the performance of the Funds, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds as being important elements of their consideration. The Board took particular note of the performance of each Fund compared to that of similar socially responsible (“SRI”) funds in the Morningstar database, noting that the Growth Fund significantly outperformed the average of its SRI peers for the 1, 3 and 5 year periods ended March 31, 2006; the Income Fund performed near the average of its peers for each such period; the Balanced Growth Fund performed in the top half of its SRI peers for each such period; and the Balanced Income Fund was the top performing of its very small SRI peer group for each such period. The Board also took particular note of the unique duties that the Advisor undertakes in order to assure that the Funds are invested in a manner that is consistent with the social-witness principles of the Presbyterian Church (U.S.A.). The Board further considered the fact that the Advisor had undertaken during the year to waive its investment advisory fees to the extent of the amount of shareholder services fees paid by the Funds during the year in order to limit the overall operating expenses of the Funds.
Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, concluded that the terms of the Advisory Agreement and the Sub Advisory Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).

trustees and officers
NEW COVENANT FUNDS
June 30, 2006
Trustees and Officers of the New Covenant Funds

				Number of
				Portfolios in	Other
	Position(s)	Length		Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships
Name and Age	Trust	Served	During Past 5 Years	Trustee	Held by Trustee

INDEPENDENT TRUSTEES

F. Kenneth Bateman c/o 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 66	Chairman and Trustee	Since inception	Attorney, Gerber & Bateman, P.A. (1999 to present); Attorney, Potter, Mills & Bateman, P.A. (1997 to 1999); Trustee, Presbyterian Church (U.S.A.) Foundation (1995 to 2001)	4	None

Gail C. Duree c/o 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 59	Trustee	Since inception	Independent Financial Consultant, Montview Boulevard Presbyterian Church Treasurer (1994 to present); Women’s Foundation of Colorado (1995 to present); Logan School (1996 to present); Alpha Gamma Delta Foundation Board (2005)	4	None

Cynthia S. Gooch c/o 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 73	Trustee	Since inception	Retired; Trustee, Presbyterian Church (U.S.A.) Foundation (1997 to 2002)	4	None

Rev. Donald B. Register c/o 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 69	Trustee	Since inception	Retired; From 1988 to May 2005, Pastor, Sixth-Grace Presbyterian Church, Chicago, IL	4	None

John D. Stuart c/o 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 75	Trustee	February 2002	Independent Financial Consultant	4	None

William C. Lauderbach c/o 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 67	Trustee	August 2005	Executive Vice President and Senior Investment Officer, Chemical Bank and Trust Company, Midland, Michigan (1985 to present)	4	None

INTERESTED TRUSTEES

Robert E. Leech 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 61	President and Trustee	May 2005	President and Chief Executive Officer of the Presbyterian Church (U.S.A.) Foundation (2000 to present)	4	Director, New Covenant Trust Company

Samuel W. McNairy 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 64	Trustee	August 2005	Retired; From 1964 to 2001, Deloitte & Touche LLP (retired as Partner, 2001)	4	Trustee, Presbyterian Church (U.S.A.) Foundation (January 2005 to present)

trustees and officers (continued)
NEW COVENANT FUNDS
June 30, 2006
Trustees and Officers of the New Covenant Funds (continued)

Number of
				Portfolios in	Other
	Position(s)	Length		Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships
Name and Age	Trust	Served	During Past 5 Years	Trustee	Held by Trustee

EXECUTIVE OFFICERS

Dennis J. Murphy 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 64	Vice President	Since Inception	Retired. Former Executive Vice President and Chief Investment Officer, Presbyterian Church (U.S.A.) Foundation and New Covenant Trust Company (2002 to 2005)	N/A	N/A

George W. Rue III 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 41	Vice President	August 2005	Senior Vice President and Chief Investment Officer, Presbyterian Church (U.S.A.) Foundation and New Covenant Trust Company, N.A. (2004 to present); Relationship Manager/Product Manager, INVESCO-National Asset Management (2001 to 2004); Relationship Manager, National Asset Management (2000 to 2001)	N/A	N/A

Anita J. Clemons 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 52	Vice President	August 2003	Vice President and Investment Officer, New Covenant Trust Company (2000 to present)	N/A	N/A

Harry Harper 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 61	Chief Compliance Officer	August 2004	Chief Compliance Officer, New Covenant Trust Company (2002 to present); Chief Compliance Officer, Allegheny Financial Group (2000 to 2002)	N/A	N/A

Martin R. Dean 3435 Stelzer Rd., Suite 1000 Columbus, OH 43219 Age: 42	Treasurer	November 2005	Vice President, Fund Administration, BISYS Fund Services (1994 to present)	N/A	N/A

Charles J. Daly 3435 Stelzer Rd., Suite 1000 Columbus, OH 43219 Age: 35	Secretary	February 2004	Counsel, BISYS Fund Services (November 2003-present); Associate, Goodwin Proctor LLP (2001 to 2003)	N/A	N/A

Alaina V. Metz 3435 Stelzer Rd., Suite 1000 Columbus, OH 43219 Age: 38	Assistant Secretary	February 2004	Vice President, Blue Sky Compliance, BISYS Fund Services (1995 to present)	N/A	N/A

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New Covenant Funds
200 E. Twelfth Street
Jeffersonville, IN 47130
This report is authorized for distribution only if preceded or accompanied by a current prospectus. Shares of New Covenant Funds are distributed by
New Covenant Funds Distributor, Inc.
200 E. Twelfth Street
Jeffersonville, IN 47130.

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(i).
The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
     (a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).
(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial experts are John Stuart and William Lauderbach, who are each “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2006	$72,200
2005	$62,850
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2006	$0
2005	$0
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2006	$17,500
2005	$16,500
Fees for both 2006 and 2005 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2006	$0
2005	$0
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     None of the services summarized in (b) — (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
Not applicable.
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2006	$29,094
2005	$38,525

     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
Not applicable.
Item 6. Schedule of Investments.
File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company.
     If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
     Not applicable.

Item 11. Controls and Procedures.
     (a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.
     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NEW COVENANT FUNDS

By /s/ Martin R. Dean Martin R. Dean Treasurer

Date September 6, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Robert E. Leech Robert E. Leech President

Date September 6, 2006

By /s/ Martin R. Dean Martin R. Dean Treasurer

Date September 6, 2006